SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934

                     [Amendment No. 1 ]

Filed by the Registrant [X]
Filed by the Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to
        240.14a-11(c) or 240.14a-12

                 MEDICUS SYSTEMS CORPORATION
 ...........................................................
      (Name of Registrant as Specified In Its Charter)

                 MEDICUS SYSTEMS CORPORATION
 ...........................................................
    (Name of Person(s) Filing Proxy Statement, if other
                    than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(l)(ii),14a-6(i)
     (l),or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee  computed on table below per  Exchange  Act Rules
     14a-6(i)(4) and 0-11.

     1)  Title  of  each  class  of   securities   to  which
     transaction applies:


     .......................................................
     2) Aggregate number of securities to which transaction applies:


     .......................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ......................................................
     4) Proposed maximum aggregate value of transaction:


     ......................................................
     5) Total fee paid:


     ......................................................
     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as
         provided  by  Exchange  Act  Rule   0-11(a)(2)  and
         identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
        2)     Form, Schedule or Registration Statement No.:
        3)     Filing Party:
        4)     Date Filed:

                  NOTICE OF ANNUAL MEETING

                       OF STOCKHOLDERS

                       March 19, 1997


      You are cordially invited to attend the Annual Meeting of Stockholders of Medicus Systems Corporation (the "Company") which will be held at the Company's executive offices, third floor auditorium, One Rotary Center, Evanston, Illinois, on March 19, 1997, at 2:00 p.m., Central Time, for the following purposes:


      1. To elect directors;

      2. To consider and vote upon a proposal to approve the Company's 1996 C.E.O. Replacement Stock Option
         Plan. A copy of the plan is included as Exhibit A to the proxy statement;

      3. To consider and vote upon a proposal to approve the Company's 1996 C.E.O. Special Stock Option Plan. A copy of the plan is included as Exhibit B to the proxy statement;

      4. To consider and vote upon a proposal to approve the amendments to and restatement of the Company's 1989, 1991, 1993, 1993 Performance and 1994 Stock
         Option Plans. A copy of the form of amendment and restatement of the Plans is included as Exhibit C to the proxy statement;

      5. To consider and vote upon a proposal to approve the Company's 1997 Employee Stock Option and Restricted
         Stock Plan. A copy of the plan is included as Exhibit D to the proxy statement;

      6. To consider and vote upon a proposal to approve agreements pursuant to which the Company would repurchase from Richard C. Jelinek, Chairman of the Company (and a trust of which Mr. Jelinek is a beneficiary), an aggregate of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred
         Stock. A copy of the form of such agreements is included as Exhibit E to the proxy statement; and

      7. To transact such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on January 21, 1997 are entitled to vote at the Annual
Meeting or any adjournment thereof.

      A proxy statement and a proxy card solicited by the Board of Directors are enclosed herewith. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to please mark, date and sign the enclosed proxy card and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                      By /s/ William G. Brown
                      -----------------------
                             William G. Brown
                             Secretary

Evanston, Illinois
February 17, 1997

                 MEDICUS SYSTEMS CORPORATION

                       PROXY STATEMENT

               ANNUAL MEETING OF STOCKHOLDERS

                       March 19, 1997

      This statement is furnished in connection with the solicitation by the Board of Directors of Medicus Systems Corporation ("Medicus" or the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Company's executive offices, third floor auditorium, One Rotary Center, Evanston, Illinois at 2:00 p.m., Central Time, on March 19, 1997, or any adjournment thereof. Proxies properly executed and returned in a timely manner will be voted at the Annual Meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted for the election of the nominees named herein as directors; for the proposal to approve the 1996 C.E.O. Replacement Stock Option Plan; for the proposal to approve the 1996 C.E.O. Special Stock Option Plan; for the proposal to approve the amendments to and restatement of the 1989, 1991, 1993, 1993 Performance and 1994 Stock Option Plans; for the proposal to approve the 1997 Employee Stock Option and Restricted Stock Plan; for the proposal to approve the agreements providing for the repurchase by the Company of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred Stock from Richard
C. Jelinek, and on other matters properly presented for a vote, in accordance with the judgment of the persons acting under the proxies. Any stockholder giving a proxy has the power to revoke it any time before it is voted, either in person at the meeting, by written notice to the Secretary of the Company, or by delivery of a later-dated proxy.

      The  Company's  executive  offices  are located at One
Rotary Center, Evanston, Illinois 60201 and its telephone number is 847-570-7500. Proxy materials are being mailed to stockholders beginning on or about February 17, 1997.


            SHARES OUTSTANDING AND VOTING RIGHTS

      Only stockholders of record at the close of business on January 21, 1997, are entitled to vote at the Annual Meeting. The only voting stock of the Company currently outstanding is its Common Stock, $.01 par value, of which 6,477,173 shares were outstanding at the close of business on January 21, 1997. Each share of Common Stock issued and outstanding is entitled to one vote. With respect to the proposals to approve the 1996 C.E.O. Replacement Stock Option Plan, the 1996 C.E.O. Special Stock Option Plan, the amendments to and restatement of the 1989, 1991, 1993, 1993 Performance and the 1994 Stock Option Plans, the 1997 Employee Stock Option and Restricted Stock Plan, and the agreements providing for the repurchase by the Company of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred Stock from Richard C. Jelinek, an abstention will have the effect of a vote against such proposals, and non-voted shares will have no effect on the approval of such proposals (assuming the presence of a quorum). Votes will be tabulated, using an automated scanner, by the inspectors of election appointed by the Company.



                           HISTORY

      Prior to March 1, 1996, the Company's predecessor (the "Predecessor Corporation") operated a software and related services business and a small managed care business. In February 1995, the Predecessor Corporation adopted a formal plan to separate its managed care business from its software and related services business. In order to effect this separation, the Predecessor Corporation formed a new Delaware subsidiary, Medicus Systems Software, Inc., to which it transferred all of its assets and liabilities excluding only the defined assets and liabilities of its managed care business. In turn, the stock of this company was distributed on March 1, 1996 on a share-for-share basis to the stockholders of the Predecessor Corporation (the "Distribution"), and the name of the new company was changed to Medicus Systems Corporation. Immediately after the Distribution, the Predecessor Corporation, which then consisted only of the managed care business, effected a one-for-three reverse stock split. Also on March 1, 1996, immediately after the reverse stock split, the Predecessor Corporation acquired three Arizona corporations engaged in the managed care business through merger transactions (the "Mergers") pursuant to which each of the three Arizona corporations became a wholly-owned subsidiary of the Predecessor Corporation, and the Predecessor Corporation's name was changed to Managed Care Solutions, Inc. ("Managed Care Solutions").


            COMMON STOCK OWNERSHIP BY MANAGEMENT

      The following table sets forth, as of December 6, 1996, certain information regarding the beneficial ownership of the Company's Common Stock by each of the Company's directors and executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group, and by each person known by the Company to be the beneficial owner of 5 percent or more of the outstanding Common Stock.

     Name<F1>                    Shares          Percent of
                          Beneficially Owned   Common Stock
Richard C. Jelinek<F2><F3>     1,937,900          29.9%
Patrick C. Sommers<F3>            56,000           0.9%
James M. Alland                        0           0.0%
William G. Brown<F3>             118,510           1.8%
Donald M. Dorfman<F3>             15,833           0.2%
Susan P. Dowell<F3>              120,500           1.9%
Jon E.M. Jacoby<F3>               73,750           1.1%
John P. Kunz                           0           0.0%
Risa Lavizzo-Mourey<F3>           17,500           0.3%
Walter J. McNerney<F3>           113,128           1.7%
Frank A. Pierce<F3>               19,167           0.3%
Timothy K. Rutledge<F3>           81,120           1.3%
Gail L. Warden<F3>               108,250           1.7%
Hollybank Investments, LP<F4>    266,800           4.1%
Stephens Inc.<F5>                654,501          10.1%
All directors and
   executive officers
   as a group (21
   persons)<F3>                2,758,058           40.9%

<F1>  The address of all of the persons  named or identified above, except for Stephens Inc. and Hollybank Investments, LP, is c/o Medicus Systems Corporation, One Rotary Center, Suite 1111, Evanston, Illinois 60201.

<F2>  Includes 100,000 shares owned by Mr. Jelinek's wife.

<F3>  Includes 2,500, 50,000, 2,500, 15,833, 32,500, 28,750,
      17,500,  2,500,  19,167,  11,250,  2,500,  and 267,350
      shares covered by options held by Mr. Jelinek, Mr. Sommers, Mr. Brown, Mr. Dorfman, Ms. Dowell, Mr. Jacoby, Dr. Lavizzo-Mourey, Mr. McNerney, Mr. Pierce, Mr. Rutledge, Mr. Warden and all directors and executive officers as a group, respectively, which were exercisable within sixty days of December 6, 1996. Such persons disclaim beneficial ownership of such shares.

<F4>  Represents shares as of November 29, 1995, as reported on Schedule 13D ("13D"). The persons filing the 13D are Hollybank Investments, LP, a Delaware Limited Partnership ("LP") and Dorsey R. Gardner, the general partner of LP ("Gardner"). The 13D was filed pursuant to the purchase of shares of the Company's Common Stock on November 29, 1995 which, when aggregated with Gardner and LP's previously purchased shares, gives Gardner deemed beneficial ownership of 326,800 of the outstanding shares of the Company. Gardner, as general partner of LP, may be deemed to beneficially own shares beneficially owned by LP. Except to the extent of his interest as a limited partner in LP, Gardner expressly disclaims such beneficial ownership. The address of Hollybank Investments, LP is One Financial Center, Suite 1600, Boston, Massachusetts 02111.


<F5>  Represents shares as of February 12, 1996, as reported on Schedule 13G, Amendment No. 3. Stephens Inc. disclaims beneficial ownership with respect to all of the shares for all purposes other than for reporting purposes on Schedule 13G. These shares are shares over which Stephens Inc.'s investment adviser division, Stephens Capital Management ("SCM"), has or shares voting and dispositive power with respect to discretionary accounts of customers of SCM. The address of Stephens Inc. is 111 Center St., Little Rock, Arkansas 72201.

      The Company's certificate of incorporation authorizes 500 shares of Voting Preferred Stock, $1,000 par value. Until May 31, 1998, the Voting Preferred Stock is entitled to 44,000 votes per share, or 22,000,000 votes if all shares are issued. After May 31, 1998, the Voting Preferred Stock has 220 votes per share. Richard C. Jelinek, Chairman of the Company, who beneficially owns approximately 29.9% of the Common Stock outstanding, has an option to purchase all 500 shares of the Voting Preferred Stock for $1,000 per share at any time prior to May 31, 1998. See "Approval of Agreements with Richard C. Jelinek" for a description of the proposed repurchase by the Company of all of the Voting Preferred Stock.

                    ELECTION OF DIRECTORS

      Seven directors are to be elected at the Annual Meeting. The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the next Annual Meeting of Stockholders. In addition, information is provided concerning Walter J. McNerney, who has stated that he will take a medical leave of absence from the Board, effective as of the date of the Annual Meeting. All nominees are currently serving as directors.

      Unless authority is withheld, signed proxies which are returned in a timely manner will be voted for the election of the seven nominees for director, provided that if any of such nominees should be unable to serve by virtue of an unexpected occurrence, the proxies will be voted for such other person or persons as will be determined by the holders of the proxies in their discretion. Nominees receiving a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote will be elected as directors.

Biographical information concerning the seven nominees and Mr. McNerney is presented below:

      Richard C. Jelinek, age 59, Chairman of the Board of the Company, was co-founder of the predecessor of the Predecessor Corporation in 1969 and served as Chairman of the Board of the Predecessor Corporation since its incorporation in December 1984 through February 29, 1996. From December 1984 through February 1996, he also served as the Predecessor Corporation's Chief Executive Officer. From 1983 to 1985 he was also Chairman of the Board and Chief Executive Officer of Mediflex Systems Corporation. Prior to founding the predecessor of the Predecessor Corporation, Mr. Jelinek was Associate Professor of Industrial Engineering and Hospital Administration and Director, Systems Engineering Group, Bureau of Hospital Administration at The University of Michigan. He has a Ph.D. in Industrial Engineering from The University of Michigan. He has been a director of the Predecessor Corporation since its incorporation in 1984 and of the Company and Managed Care Solutions since the Distribution and Mergers. He has been Chairman of the Board of Managed Care Solutions since July 1996.

      Patrick C. Sommers, age 49, President and Chief Executive Officer, joined the Company in his current position in February 1996. From 1992 to 1996, Mr. Sommers served as President of Ceridian Employer Services, a $400 million division of Ceridian Corporation (formerly Control Data Corporation). From 1990 to 1992, Mr. Sommers was President of GTE Information Services, a division of GTE Corporation. From 1969 to 1990, Mr. Sommers served in successive management positions with Dun & Bradstreet Corporation, culminating with his position as President of Dun & Bradstreet Information Resources, Inc.

      William G. Brown, age 54, is a partner of Bell, Boyd & Lloyd, Chicago, IL, counsel to the Company, and has been Secretary and a director of the Predecessor Corporation since its incorporation in December 1984, and of the Company and Managed Care Solutions since the Distribution and Mergers. Mr. Brown is also a director of MYR Group, Inc., Dovenmuehle Mortgage, Inc. and CFC International, Inc.

      Jon E.M. Jacoby, age 58, is Executive Vice President, Chief Financial Officer and member of the Board of Directors of Stephens Group, Inc., an affiliate of Stephens Inc. Mr. Jacoby is also a director of American Classic Voyages Co., St. Vincent Infirmary Medical Center, Delta & Pine Land Co. and Beverly Enterprises, Inc. He was first elected a director of the Predecessor Corporation in 1991 and has been a director of the Company since the Distribution.

      Risa Lavizzo-Mourey, age 42, is the Sylvan Eisman Professor of Medicine and Health Care Systems at the University of Pennsylvania where she is a practicing Internist and Geriatrician. Dr. Lavizzo-Mourey earned her medical degree and completed her residency at Harvard Medical School followed by a Masters of Business Administration at the University of Pennsylvania's Wharton School. She also held faculty appointments at the Harvard Medical School and Temple University Medical School. Dr. Lavizzo-Mourey has served on numerous Federal advisory committees, including the White House Task Force on Health Care Reform where she co-chaired the Working Group on Quality of Care and several Institute of Medicine Committees. She continues to be a consultant to the White House on Health Care Policy. Dr. Lavizzo-Mourey is a director of Nellcor Puritan Bennett, the Kapson Group, the American Board of Internal Medicine and a Regent of the American College of Physicians. Dr. Lavizzo-Mourey has been a director of the Predecessor Corporation since April 1994, and of the Company and Managed Care Solutions since the Distribution and Mergers.

      Walter J. McNerney, age 71, is the Herman Smith Professor of Health Policy at the J.L. Kellogg Graduate School of Management, Northwestern University and Chairman of Walter J. McNerney and Associates. From 1978 to 1981, Mr. McNerney was national President of the Blue Cross and Blue Shield Association. Mr. McNerney is Chairman of the Board of McNerney Heintz, Inc. He is also a director of the Board of American Health Properties, Inc., Hanger Orthopedic Group, Inc., The Hospital Fund, Inc., Hospital Research and Educational Trust, Institute for the Future, Institute of Physician Management Relations, National Executive Service Corps., Osteotech Inc., The Stanley Works, Inc., Value Health, Inc. and Ventritex. He was first elected a director of the Predecessor Corporation in 1985 and has served as a director of the Company and Managed Care Solutions since the Distribution and Mergers, and served as Chairman of the Board of Managed Care Solutions from March 1, 1996 to July 1, 1996. Mr. McNerney has stated that he will take a medical leave of absence from his duties as a director, effective as of the date of the Annual Meeting, due to health reasons. Therefore, he is not a nominee for election as a director at the Annual Meeting. However, the Board currently intends to increase the number of directors to eight, and to elect Mr. McNerney to the resulting vacancy, at such time as his health permits him to resume a full schedule of business activities.

      Gail L. Warden, age 58, is President and Chief Executive Officer of Henry Ford Health System, Detroit, MI. Mr. Warden is Past Chairman and Board Member of the American Hospital Association Board of Trustees and a member of the Governing Council of the Institute of Medicine of the National Academy of Sciences. Mr. Warden is also a director of the Robert Wood Johnson Foundation, Comerica Bank Midwest of Detroit, Mental Health Management and American Healthcare Systems. In addition, Mr. Warden is Chairman of the Michigan Medicaid Funding Task Force, Vice Chairman of the Matthew Thorton Health Plan, and a member of the Association for Health Services Research and the Pew Health Professions Commission. He is past Chairman of the Board of Trustees of the National Committee for Quality Assurance. He was first elected a director of the Predecessor Corporation in 1988 and has served as a director of the Company since the Distribution and Mergers.

      John P. Kunz, age 63, was elected a director on January 2, 1997. He is founder and President, since 1989, of J.P.K. Associates, an international consulting firm in the information industry. From 1978 to 1989, Mr. Kunz served in successive management positions with Dun & Bradstreet Corporation, culminating with his position as President of Dun & Bradstreet Business Marketing Services in 1984 and President of Dun & Bradstreet Business Information Services in 1989. From 1975 to 1978, Mr. Kunz served as Chairman of R.H. Donnelley, Europe. Mr. Kunz was formerly a director of Advance-Peterholm Group, Ltd., American Credit Indemnity Company, Dun & Bradstreet International, and Intervest.

            MEETINGS AND COMMITTEES OF THE BOARD

      During the fiscal year ended May 31, 1996, the Board of Directors held seven meetings (six of which were meetings of the Predecessor Corporation Board of Directors and one of which occurred after the Distribution and Mergers). No director attended fewer than three-fourths of the aggregate number of meetings of the Board and of the committees described below on which he or she served during the past fiscal year, except that Jon Jacoby, a director of the Predecessor Corporation, failed to attend two meetings of the Predecessor Corporation Board of Directors. The Board has designated an Audit Committee, whose functions include making recommendations to the Board on the selection and retention of the Company's independent accountants, and a Compensation and Stock Option Committee, whose functions include making recommendations to the Board regarding the salaries and bonuses to be paid and stock options to be granted to the executive officers and key employees of the Company. Messrs. Brown and Jacoby are currently the members of the Audit Committee and Dr. Lavizzo-Mourey and Messrs. McNerney and Warden are currently the members of the Compensation and Stock Option Committee. During the fiscal year ended May 31, 1996, the Audit Committee and the Compensation and Stock Option Committee met once. Prior to the Distribution and Mergers, the Audit Committee of the Predecessor Corporation met two times and the Compensation and Stock Option Committee of the Predecessor Corporation met five times.

                        COMPENSATION

Summary Compensation Table

                                                                                            Long-Term
                                                       Annual Compensation                Compensation
                                             =====================================        ============
                                                                            Other          Underlying
                                                                           Annual           Options/        All Other
 Name and Principal            Fiscal        Salary         Bonus       Compensation          SARs        Compensation
   Position <F1><F2>            Year           ($)           ($)             ($)               (#)           ($) <F3>
-------------------            ------         -----         -----           -----             -----         --------

Richard C. Jelinek
  Chairman                      1996        247,917         -                -                5,000         10,605

Patrick C. Sommers <F4>
  Chief Executive Officer       1996         63,465         -                -              718,000            -

James M. Alland
  Executive Vice President      1996        173,250         -                -                 -             3,465

Donald M. Dorfman
  Vice President                1996        108,825        35,000            -               15,000          2,557

Susan P. Dowell
  Executive Vice President      1996        173,250         -                -                 -             3,465

Frank A. Pierce
  Senior Vice President         1996        155,750        70,000            -               20,000          4,340

Timothy K. Rutledge
  Vice President                1996         88,664        50,668            -                 -             2,324

<F1> Includes the Chairman of the Board and Chief  Executive
     Officer and the other most highly compensated executive officers as measured by salary and bonus meeting the disclosure threshold requirements pursuant to Item 402 of S.E.C. Regulation S-K. In February 1996, Mr. Jelinek resigned his position as President and Chief Executive Officer of the Company and remains Chairman of the Board of Directors. Mr. Sommers was elected President and Chief Executive Officer of the Company in February 1996. Pursuant to Item 402, information is included on James M. Alland, although he was no longer an executive officer as of May 31, 1996.

<F2> Information  is provided only for the fiscal year ended
     May 31, 1996 because the Company only became subject to the reporting requirements of the Securities Exchange Act of 1934 in connection with the Distribution, which occurred on March 1, 1996. The amounts shown include compensation received from the Predecessor Corporation prior to March 1, 1996.

<F3> The Company has a contributory  retirement savings plan which covers eligible employees who qualify as to age and length of service. Participants may contribute 2% to 15% of their salaries, subject to maximum contribution limitations imposed by the Internal Revenue Service. The amounts shown for Mr. Alland, Mr. Dorfman, Ms. Dowell, Mr. Pierce and Mr. Rutledge represent contributions to the accounts of these individuals under such plans. Of the amounts shown for Mr. Jelinek, $4,620 represents contributions to his account under such plans and $5,985 represents amounts paid to Mr. Jelinek as an automobile allowance.

<F4> The number of options  shown for Mr.  Sommers  includes
     350,000 options originally granted under the 1996 C.E.O. Stock Option Plan by the Predecessor Corporation on February 28, 1996, which were assumed by the Company, but were subsequently canceled upon the grant by the Company of a new option for 350,000 shares under its 1996 C.E.O. Replacement Stock Option Plan (also reflected in the number of options shown in the table).


                 Option / SAR Grants Table

     The following table provides information on stock options granted to the named executive officers during fiscal year 1996. The potential realizable value of each grant of options was determined assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10% as required pursuant to Item 402 of S.E.C. Regulation S-K.

           Option / SAR Grants in Last Fiscal Year

                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                                                              Annual Rates of Stock
                                                                                             Price Appreciation for
                                             Individual Grants                                 10-Year Option Term
                       ============================================================       ===========================
                         Number of         % of Total
                         Securities       Options/SARs
                         Underlying        Granted to       Exercise
                        Options/SARs      Employees in       or Base     Expiration            5%<F2>       10%<F2>
    Name               Granted(#)<F1>      Fiscal Year    Price ($/Sh)      Date                ($)           ($)
-------------          --------------     -------------   ------------     ------              -----         ----

Richard C. Jelinek            5,000            0.7%          7.605         2/27/06            23,956         60,460
Patrick C. Sommers <F3>     350,000                          7.510         2/28/06         1,653,050      4,189,152
Patrick C. Sommers <F4>     175,000           24.5%          6.500         3/12/06           716,625      1,808,625
Patrick C. Sommers <F5>      58,333            8.2%          6.500         3/12/06           238,875        602,875
Patrick C. Sommers <F6>      58,333            8.2%          6.500         3/12/06           238,875        602,875
Patrick C. Sommers <F7>      58,333            8.2%          6.500         3/12/06           238,875        602,875
Patrick C. Sommers <F8>      18,000            2.5%          2.000         3/12/06           154,710        267,030
James M. Alland               -                -             -                -                    -              -
Donald M. Dorfman            15,000            2.1%          6.825         7/28/05            64,496        162,776
Susan P. Dowell               -                -             -                -                    -              -
Frank A. Pierce              20,000            2.8%          6.825         7/28/05            55,125        217,035
Timothy K. Rutledge           -                -             -                -                    -              -

<F1> Generally,  options  granted  in  fiscal  year 1996 are exercisable starting 12 months after the grant date, with 25 percent of the shares covered thereby becoming exercisable at that time and with an additional 25 percent of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

<F2> These  amounts   represent  certain  assumed  rates  of
     appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

<F3> These  options were granted on February 28, 1996 by the
     Predecessor Corporation under the 1996 C.E.O. Stock Option Plan, were assumed by the Company, and were subsequently canceled on March 12, 1996 upon the grant by the Company of 350,000 new options under the 1996 C.E.O. Replacement Stock Option Plan. Therefore, the options granted on February 28, 1996 have been omitted in calculating the percentage of total options/SARs granted to employees during the fiscal year.

<F4> Of these  options,  25% were  immediately  exercisable, with an additional 25% becoming exercisable on each of the second, third and fourth anniversaries of the date of grant.

<F5> Represents  performance  options which will vest if the price of the Common Stock for ten consecutive trading days exceeds (i) $9.50 prior to February 28, 1997, (ii) $11.50 between March 1, 1997 and February 28, 1998, or
     (iii)  $13.50  between  March 1, 1998 and  February 28,
     2000.

<F6> Represents  performance  options which will vest if the price of the Common Stock for ten consecutive trading days exceeds (i) $11.50 prior to February 28, 1998, or
     (ii)  $13.50  between  March 1, 1998 and  February  28,
     2000.

<F7> Represents  performance  options which will vest if the price of the Common Stock exceeds $13.50 for ten consecutive trading days prior to February 28, 2000.

<F8> This grant to Mr. Sommers represents options which have an exercise price of $2.00 per share, all of which become exercisable on February 28, 1997. The closing price of the Company's Common Stock on the date of grant was $6.50 per share. The price used as the base share price in calculating the potential realizable value of the grant was $6.50. At the date of grant, the value of these options was $81,000.


Option / SAR Exercises and Year-end Valuation Table

                  Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values

                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised          In-the-Money Options/
                                                          Options/SARs at FY-End           SARs at FY-End (3)
                                                     -------------------------------  -----------------------

                  Shares Acquired        Value
                  on Exercise <F1>     Realized <F2>   Exercisable    Unexercisable   Exercisable  Unexercisable
      Name               (#)               ($)             (#)              (#)           ($)          ($)
--------------    ---------------      -----------   --------------   --------------  -----------  -----------

Richard C. Jelinek        -                 -             1,250             8,750           -               -

Patrick C. Sommers        -                 -            43,750           324,250           -           65,250

James M. Alland           -                 -            80,000            65,000           -               -

Donald M. Dorfman         -                 -             9,583            43,750           -               -

Susan P. Dowell           -                 -            27,500            22,500           -               -

Frank A. Pierce           -                 -            19,167            77,500           -               -

Timothy K. Rutledge       -                 -            11,250             3,750           -               -

<F1> Number of securities underlying options/SARs exercised.

<F2> Market  value  of  underlying  securities  on  date  of exercise, minus the exercise or base price. (3) Market value of underlying securities at year-end ($5.625), minus the exercise or base price.

Director Compensation

      All directors of the Company are paid an annual retainer of $12,000. In addition, under the Company's 1994 Directors' Stock Option Plan, an option to purchase 5,000 shares of the Company's Common Stock is granted to each director of the Company at the time of each annual meeting of the stockholders. Each option is for a term of ten years, becomes exercisable with respect to 25% of the shares covered thereby on each of the first four anniversaries of the date of grant and has an exercise price equal to the fair market value on the date of grant. At the time of his election to the Board, Mr. Kunz was granted an option to purchase 30,000 shares of Common Stock on similar terms and has waived his rights to receive an option under the Directors' Stock Option Plan at the time of the Annual Meeting.

Employment Agreements

      The Company has entered into an employment agreement with Patrick C. Sommers providing for his employment as President and Chief Executive Officer of the Company. The agreement, which was entered into in February 1996 and amended in March 1996, provides that during Mr. Sommers' full-time employment, he is to receive an annual salary of not less than $250,000 and is eligible to participate in Medicus' bonus plan with a targeted bonus of 44% of his base salary in accordance with the Company's customary practices and formulae. Mr. Sommers also received options to purchase 368,000 shares of the Company's Common Stock. Of the total option grant, the option to purchase 175,000 shares is subject to vesting in four equal increments of 25% on the date of the agreement and on February 28, 1998, 1999, and 2000. The option to purchase an additional 175,000 shares is subject to vesting in three separate tranches triggered by the closing price of Medicus Common Stock for ten consecutive trading days equaling or exceeding specified targets. Of the remaining total option grant, the option to purchase 18,000 shares is subject to vesting on February 28, 1997 with such option not being subject to cancellation as a result of his termination for any reason prior to February 28, 1997. In the event of a change in control of Medicus, Medicus has agreed that if Mr. Sommers' employment is terminated by the Company other than for cause or, without his consent, Medicus materially changes his duties or responsibilities or the location of his principal place of work and as a result of such change or changes he voluntarily terminates his employment, then, in either such event, all of Mr. Sommers' outstanding options will vest and become exercisable on the date of termination of his employment. In addition, if a change of control occurs during the first twelve months following the date of his employment agreement, and if at the time of the change in control his vested in-the-money options do not have a value of at least $1,000,000, Medicus will alternatively accelerate enough of Mr. Sommers' options so that he has a vested value of $1,000,000 or pay him a bonus equal to the difference between the vested value of his options and $1,000,000.

      The Company has entered into an employment agreement with Frank A. Pierce providing for his employment as Senior Vice President of the Company. The agreement, which was entered into in May 1994 and expires in May 1998, provides that Mr. Pierce's employment will be full time for the first two years of its term and may become part-time thereafter at either party's option. During his full-time employment, Mr. Pierce is to receive an annual salary of not less than $140,000, with an annual bonus in the first two years of $70,000 if certain personal and corporate objectives are met (and bonuses thereafter in accordance with the Company's customary practices). During any period of less than full-time employment, Mr. Pierce's annual salary will not be less than $12,000. Mr. Pierce is eligible for the same benefits as other Company employees, except that he will be eligible for 26 days of paid time off annually. At the time of execution of the agreement, Mr. Pierce received options to purchase 20,000 shares of the Company's Common Stock, subject to vesting in four annual installments of 25%, and performance options to purchase an additional 56,667 shares of the Company's Common Stock, subject to vesting in four annual installments of 25%, if agreed upon performance objectives are met.

      At the time of Mr. Jelinek's resignation as Chief Executive Officer of the Company, the Company and Mr. Jelinek entered into a letter agreement providing that, for the two-year period beginning June 1, 1996 (the date of Jelinek's resignation as a full-time employee), Mr. Jelinek would serve as Chairman of the Board and as a consultant to Medicus. The agreement provides that Mr. Jelinek will receive compensation of $250,000 annually. The agreement also provides that Mr. Jelinek will receive (i) lifetime medical benefits for himself and his wife equivalent to those provided to Medicus executives, (ii) reimbursement of Mr. Jelinek's out-of-pocket expenses for his relocation to Colorado, and (iii) the services of a full-time secretary at his office in Colorado. In connection with this agreement, Mr. Jelinek executed a modified version of the Medicus Standard Key Employee Executive Non-disclosure Agreement.

Compensation and Stock Option Committee Report

      The Company's compensation policies applicable to its executive officers are administered by the Compensation and Stock Option Committee of three independent non-employee members of the Board of Directors.

Compensation Philosophy

      The Company's compensation programs are designed to link executives' compensation to the performance of the Company and provide competitive compensation for the Company's executives relative to a select group of peer companies in order to attract and retain high caliber senior executives essential to the Company's long-term prosperity. The compensation mix reflects a balance of annual base salary, annual cash awards, including incentive awards, and equity-based incentives. Annual incentive cash awards are granted based on the achievement of corporate financial targets, divisional operating and financial objectives, and individual performance. Emphasis, however, is placed on the more strategic equity-based plans that build shareholder value and provide incentives to motivate executive behavior over the long term.

Compensation Program

      The Company's executive officer compensation consists of two key elements: (1) an annual cash component comprised of base salary and bonus; and (2) a long-term equity component with respect to which existing holdings of Common Stock are recognized and, in appropriate cases, stock options are granted. The policies with respect to each of these elements are described below.

      (1) Annual Compensation

      Base salaries for executive officers are determined by evaluating the responsibilities of the position and comparing it with other executive officer positions in the Company and the marketplace. For purposes of comparability, the Company utilizes annual executive compensation surveys prepared internally as well as periodic surveys prepared by a nationally recognized compensation consulting firm. For this purpose, the "market" consists of a broad range of companies with which the Company feels it competes for executive talent. This group is different than the peer group used for comparison purposes in the stock price performance graph that appears elsewhere in this proxy statement because the Company believes the market for executive talent extends to a broader range of companies than those included in the stock price performance graph.

      Annual salary adjustments are determined by a review of market research, the Company's performance (measured by earnings per share growth), the individual's contribution to that performance, and for executive officers responsible for particular business units, the financial and operating results of their business units. No specific weights are assigned to these factors.

      For fiscal 1996, bonuses had two elements: a Company Performance Incentive and an Individual Performance Incentive. The Company Performance Incentive is an incentive program based on the Company meeting or exceeding its targeted earnings objective and is defined as a percentage of each executive's salary. The Company Performance Incentive program is designed to link compensation to the performance of the Company. Under this program, the Company must produce a minimum target return to shareholders before Company performance awards are generated. At the minimum target level, 50% of the Company Performance award is given. An additional award of 50% of the Company Performance award can be paid should the Company achieve its "stretch" target performance level. The award increases incrementally, up to 150% of the Company Performance award, if the Company achieves an earnings per share above the "stretch" level. For fiscal 1996, the minimum target return to shareholders was not achieved, and therefore Company Performance Incentive bonuses were not awarded. The Individual Performance Incentive is an incentive program based on achieving individual objectives that are defined at the beginning of each fiscal year. Individual objectives, such as business unit operating profit, customer satisfaction measures and customer deliverables, are action-oriented with measurable outcomes and/or results. Individual performance objectives were achieved by the following named executive officers as exhibited in the Compensation Table contained herein: Mr. Dorfman, Mr. Pierce and Mr. Rutledge.

      (2) Long-Term Compensation

      To align shareholders' and executive officers' interests, the Company's long-term compensation plan uses stock option grants whose value is related to the value of the Company's Common Stock. Grants of stock options are made under the Medicus Systems Corporation 1989, 1991, 1993, and 1994 Stock Option Plans, the 1993 Performance Stock Option Plan, the 1994 Director's Stock Option Plan, and, subject to shareholder approval, the 1996 C.E.O. Replacement Stock Option Plan, 1996 C.E.O. Special Stock Option Plan, and the 1997 Employee Stock Option and Restricted Stock Plan, which are being presented for approval to the stockholders at the Annual Meeting (see "Approvals of 1996 C.E.O. Replacement Stock Option Plan and 1996 C.E.O. Special Stock Option Plan" and "Approval of 1997 Employee Stock Option and Restricted Stock Plan"). In granting options, the Board takes into account existing stock holdings and options already held by each executive. The size of each option grant is determined by the individual's position within the Company, the individual's level of responsibility and the number of options currently held by the individual.

      Generally, stock options are granted with an exercise price equal to the fair market value of the Company's stock on the date of grant. Stock options generally vest in four annual increments and are exercisable up to ten years from the date granted. In addition, the Company has granted and intends to continue granting performance-based options which vest upon the attainment of individually-specified goals or after nine years. Both types of stock options provide incentive for the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation occurs in the price of the Company's Common Stock over a specified number of years.

CEO Compensation

      During  fiscal  1996,   the   Company's   most  highly
compensated executive officer was Richard C. Jelinek, Chairman of the Board and, until February 1996, the Chief Executive Officer of the Predecessor Corporation. As a director of the Company, Mr. Jelinek was awarded 5,000 options under the 1994 Director's Stock Option Plan. His annual compensation was determined by the Committee using the same criteria that were used to determine compensation levels for other corporate officers and was based on the Committee's assessment of Mr. Jelinek's overall performance. No specific weighting was assigned to these factors. In addition, it was the opinion of the Committee that Mr. Jelinek's leadership and vision has strengthened the position of the Company over the past several years and for the future. In the Committee's view, Mr. Jelinek's fiscal 1996 compensation package reflects an appropriate balance of
(i) the Company's performance in fiscal 1995, (ii) Mr. Jelinek's own performance level, and (iii) competitive standards.

      On February 28, 1996, Mr. Sommers joined the Company as President and Chief Executive Officer. Pursuant to Item 402, information related to Mr. Sommers' compensation has been included herein. Mr. Sommers' annual compensation was determined by the Committee using the same criteria that were used to determine compensation levels for other corporate officers and was based on the Committee's assessment of the responsibilities of the position and comparing it with other executive officer positions in the Company and the marketplace. In addition, Mr. Sommers was granted options to purchase a total of 368,000 shares of Medicus Common Stock (see "Employment Agreements"). It was the opinion of the Committee that the options granted to Mr. Sommers align his interests with those of stockholders and the size of the grant was commensurate with the level of responsibility of his position. In the Committee's view, Mr. Sommers' fiscal 1996 compensation package reflects an appropriate balance of (i) the Company's performance during his tenure in fiscal 1996, (ii) Mr. Sommers' own performance level, and (iii) competitive standards.

Policy with Regard to the $1 Million Deduction Limit

      In 1993, Section 162(m) was added to the Internal Revenue Code. This section generally limits to $1 million the tax deduction for compensation paid to executive officers of a publicly-held corporation who are named in the proxy statement, subject to an exception for a "performance-based" compensation plan as defined under that section. The 1996 C.E.O. Replacement Stock Option Plan, the Company's existing employee stock option plans, as proposed to be amended as described in this proxy statement, and the 1997 Employee Stock Option and Restricted Stock Plan, are intended to qualify as "performance-based plans," except with respect to Restricted Shares awarded under such plans. The Company's Compensation and Stock Option Committee has determined that the other compensation currently paid to the Company's executive officers, including Restricted Shares, is not expected to exceed the limitation as set forth in
Section 162(m).

      The foregoing report has been approved by all members of the Committee and Mr. Brown, who served on the Committee during fiscal 1996.

                         William G. Brown
                         Risa Lavizzo-Mourey
                         Walter J. McNerney
                         Gail L. Warden

     Option Repricing Report and Table

     The following table sets forth certain information concerning the repricing of stock options occurring since August 1, 1991, the date the Predecessor Corporation became a reporting company under the Securities Exchange Act of 1934.

                                Ten Year Options/SAR Repricings
                            =========================================
                                       Number of
                                       Securities
                                       Underlying
                                     Options/ SARs    Market Price of   Exercise Price                Original Term
                                      Repriced or    Stock at Time of     at Time of     New          Remaining at
                                      Amended (#)      Repricing or      Repricing or    Exercise        Date of
Name <F1>                  Date                        Amendment ($)     Amendment ($)   Price ($)      Repricing
--------                   ----       ----------       -------------     -------------   ---------      ---------

Patrick C. Sommers        3/12/96       350,000              6.50             7.51           6.50     9yr., 11 mo.
   Chief Executive
   Officer

Deborah R. Suckow         2/27/93        10,000              8.75            10.00           8.75      9yr., 4 mo.
   Vice President

Robert C. Steffel         2/27/93         2,000              8.75            10.00           8.75      9yr., 4 mo.
   Sr. Vice President     7/8/94          1,000             12.00            18.88          12.00      9yr., 7 mo.
                          7/8/94         50,000             12.00            17.00          12.00     9yr., 10 mo.

Donald Simborg            7/8/94        170,000             12.00            17.00          12.00     9yr., 10 mo.
   Sr. Vice President

Victor W. Sterne          2/27/93         9,000              8.75            10.00           8.75      9yr., 4 mo.
   Vice President

Carol Hayden              2/27/93        10,000              8.75            10.00           8.75      9yr., 4 mo.
   Vice President

Michael Minear            2/27/93         2,000              8.75            10.00           8.75      9yr., 4 mo.
   Vice President

George Whetsell           2/27/93        60,000              8.75            10.00           8.75      9yr., 4 mo.
   Vice President

Robert Barcklay           7/8/94          2,000             12.00            18.88          12.00      9yr., 7 mo.
   Vice President

Arlene Verona             7/8/94         10,000             12.00            18.88          12.00      9yr., 7 mo.
   Vice President

Roxane Spitzer-Lehmann    7/8/94          5,000             12.00            17.00          12.00     9yr., 10 mo.
   Vice President

Frank A. Pierce           7/8/94         76,667             12.00            17.25          12.00     9yr., 11 mo.
   Sr. Vice President

<F1>  The repricings of stock options granted to Ms. Suckow,
      Mr. Steffel, Mr. Simborg, Mr. Sterne, Ms. Hayden, Mr. Minear, Mr. Whetsell, Mr. Barcklay, Ms. Verona, Ms. Spitzer-Lehmann and Mr. Pierce were approved by the Predecessor Corporation's Board of Directors and occurred prior to the Distribution. For these individuals, the market prices, the original exercise prices and the new exercise prices shown in the Repricing Table are the actual prices at the time the repricings occurred and have not been adjusted to reflect the impact of the Distribution on these prices.

      On March 12, 1996, the Compensation and Stock Option Committee of the Company's Board of Directors determined that certain stock options issued to the Chief Executive Officer by the Predecessor Corporation had an exercise price higher than the market price of the Company's Common Stock. In light of the Committee's conclusion that such options were not providing the desired incentive, it replaced options with exercise prices of $7.51 per share with new stock options to purchase an identical number of shares of the Company's Common Stock at the then current market price of $6.50 per share.

                              William G. Brown
                              Walter J. McNerney
                              Gail L. Warden

      Performance Graph

      The following graph compares the cumulative total shareholder return on Medicus Systems Corporation Common Stock to that of the Nasdaq market index and an index comprised of the common stock of 17 peer companies that compete in the healthcare information systems industry over the period from the Distribution of the Company's common shares to stockholders of the Predecessor Corporation on March 1, 1996 to May 31, 1996. In calculating cumulative total shareholder return, reinvestment of dividends is assumed, and the returns of each member of the peer group are weighted for market capitalization.



                CORPORATE PERFORMANCE GRAPH
                      (See Appendix A)

                          March 1, 1996        May 31, 1996
                          -------------        ------------
         Medicus               100                 70.7

         Nasdaq U.S.           100                113.3

         Peer Group            100                116.0



      The peer group of companies was selected based upon their being in the business of healthcare information systems and related services. The companies in the peer group, which for Corporate Performance Graph purposes does not include the Company, are as follows: Access Health Marketing, Cerner Corporation, Cycare Systems, Inc., First Data Corporation, GMIS, Inc., HBO & Company, Health Management Systems, Health Risk Management, Keane, Inc., Medaphis Corporation, Medic Computer Systems, Mediware Information Systems, Policy Management Systems, Shared Medical Systems, Spacelabs Medical, Inc., U.S. Services, Inc. and Value Health, Inc.

      The following graph compares the cumulative shareholder return on Predecessor Corporation Common Stock over the period from the initial public offering of Predecessor Corporation Common Stock on August 1, 1991, to February 29, 1996 (the last trading day prior to the
Distribution) to that of the Nasdaq market index and an index comprised of the common stock of 17 peer companies that compete in the healthcare information systems industry. In calculating cumulative total shareholder return, reinvestment of dividends is assumed, and the returns of each member of the peer group are weighted for market capitalization.


                CORPORATE PERFORMANCE GRAPH
                      (See Appendix A)



               1991    1992   1993   1994   1995     1996 (1)
               ----    ----   ----   ----   ----     ----

Medicus        100     147    114    219     132      121

Nasdaq U.S.    100     118    142    150     178      227

Peer Group     100     107    125    152     203      260

(1) Data is shown as of February 29, 1996, the last trading day prior to the Distribution.

      The  peer   group  of   companies   selected   by  the
Predecessor Corporation to graph the corporate performance prior to the Distribution is identical to the peer group of companies selected by the Company as listed above.

Compensation and Stock Option Committee Interlocks and
Insider Participation

      Messrs. McNerney and Warden and Dr. Lavizzo-Mourey are currently the members of the Compensation and Stock Option Committee. Mr. Brown served on such committee during fiscal 1996. None of the Company's directors have interlocking or other relationships with other boards or the Company that require disclosure under Item 402(j) of S.E.C. Regulation S-K, except as described below.

      For the fiscal year ended May 31, 1996, the Company incurred legal fees for general legal services and fees associated with the Distribution, effective March 1, 1996, of $360,619 to the law firm of Bell, Boyd & Lloyd, of which William G. Brown, Secretary and a director of the Company, is a partner. In addition, during fiscal 1996, the Company received payments of $452,392 for sales of products and services to Henry Ford Health System, Detroit, MI, of which Gail L. Warden, a director of the Company, is the President and Chief Executive Officer. Also, during the fiscal year, the Company incurred fees of $19,283 from Stephens Inc. for financial advisory services rendered to the Company in connection with the Distribution. Jon E.M. Jacoby, Executive Vice President, Chief Financial Officer and director of Stephens Group, Inc., an affiliate of Stephens Inc., serves as a director of the Company. Also, Stephens' affiliates either own or manage approximately 16% of the issued and outstanding shares of the Company's Common Stock.

Relationship Between Managed Care Solutions and the Company

      Messrs.   Jelinek,   Brown   and   McNerney   and  Dr.
Lavizzo-Mourey are each directors, and Mr. Jelinek is Chairman of the Board, of both the Company and Managed Care Solutions. In connection with the Distribution, the Company and Managed Care Solutions entered into a Distribution Agreement and Services Agreement.

      Distribution Agreement. The Distribution Agreement provides for, among other things, the principal corporate transactions required to effect the Distribution, the division between Managed Care Solutions and the Company of certain liabilities, the treatment of certain employee compensation, benefit and labor matters, and certain other agreements governing the relationship between the Company and Managed Care Solutions following the Distribution. Subject to certain exceptions, the Distribution Agreement is designed to place with the Company, following the Distribution, financial responsibility for the liabilities of the Company's businesses and for other corporate liabilities of the Predecessor Corporation, except those liabilities relating to businesses that relate specifically to the business of Managed Care Solutions.

      The Distribution Agreement provides that, except as otherwise set forth therein, all costs and expenses arising prior to the Distribution in connection with the Distribution were to be paid by Managed Care Solutions (except that the Company was to pay all expenses in connection with the filing of its Registration Statement on Form 10 and the printing and mailing of the related Information Statement) and that both the Company and Managed Care Solutions will indemnify each other in respect of certain liabilities under the Securities Exchange Act of 1934. Except as otherwise specifically provided in the Distribution Agreement, the Company will generally indemnify Managed Care Solutions for all liabilities arising in connection with the assets and businesses of the Company or that are otherwise unrelated to the businesses of Managed Care Solutions.

      The Company and Managed Care Solutions have also agreed to make records and personnel available to each other in connection with audits, claims, litigation and preparation of tax returns. The Distribution Agreement also provides for the allocation of benefits between the Company and Managed Care Solutions under existing insurance policies.

      Pursuant to the Distribution Agreement, the Company generally assumed all liabilities of the Predecessor Corporation under employee pension and welfare benefit plans with respect to the employees and former employees (including retirees and disabled workers) of the Company's businesses. In addition, the Company has agreed that it will be solely responsible for salary and bonus deferrals by employees of the Company who are not also employees of Managed Care Solutions following the Distribution.

      Services Agreement. The Company and Managed Care Solutions have also entered into a Services Agreement pursuant to which the Company was to (i) make available to Managed Care Solutions certain services, including tax, accounting, data processing, cash management, employee benefits, monitoring, operational, supervisory, insurance purchasing and claims administration consulting services, and (ii) provide certain financial services to Managed Care Solutions, including analysis and advice regarding potential financial transactions (including, but not limited to, proposed issuances of debt or equity securities, proposed mergers or asset acquisitions or sale transactions and dividend, stock split or similar transactions), assistance in budget and forecast preparation, relations with financial analysts, financial press, and investors, and crisis management and control. Such services were to commence on the date of the Distribution and continue for one year. Managed Care Solutions was to pay the Company $700,000 for such services. In order to compensate the Company for fixed costs in making such services available, Managed Care Solutions was obligated to pay such fees whether or not it elects to utilize the services. Managed Care Solutions will also reimburse the Company for its out-of-pocket expenses in connection therewith. The Services Agreement also provides that the Company will not be liable for any losses or damages suffered in respect of services to be performed thereunder, other than by reason of its willful misconduct or gross negligence in performing such services.

                    CERTAIN TRANSACTIONS

      For descriptions of certain transactions between the Company and Messrs. Brown, Jacoby, Warden and Managed Care
Solutions,  see  "Compensation  and Stock  Option  Committee
Interlocks and Insider Participation."

   APPROVALS OF 1996 C.E.O. REPLACEMENT STOCK OPTION PLAN
         AND 1996 C.E.O. SPECIAL STOCK OPTION PLAN

      In order to continue to encourage ownership of the Company's Common Stock by executives, key personnel and directors of the Company and to provide incentives for them to make maximum efforts for the success of the business, the Board of Directors of the Company has adopted and recommends that stockholders vote to approve the Medicus Systems Corporation 1996 C.E.O. Replacement Stock Option Plan (the "1996 C.E.O. Replacement Plan") and the Medicus Systems Corporation 1996 C.E.O. Special Stock Option Plan (the "1996 Special Plan"). Options granted under the 1996 C.E.O. Replacement Plan and the 1996 Special Plan are intended not to qualify as "Incentive Stock Options" as defined in the Internal Revenue Code of 1986, as amended (the "Code").

      The 1996 C.E.O. Replacement Plan and the 1996 Special Plan were adopted by the Board of Directors in connection with the hiring of Mr. Sommers as Chief Executive Officer of the Company. On March 12, 1996, the date the plans were adopted, Mr. Sommers received options to purchase 350,000 shares under the 1996 C.E.O. Replacement Plan, at an exercise price of $6.50 per share, and an option to purchase 18,000 shares under the 1996 Special Plan, at an exercise price of $2.00 per share. The closing sales price of the Common Stock on that date was $6.50. On July 19, 1996, Mr. Sommers received options to purchase 50,000 shares under the 1996 C.E.O. Replacement Plan at an exercise price of $5.25 per share, the closing sales price on the Common Stock on that date. The aggregate grants to Mr. Sommers represent all of the shares covered by the 1996 C.E.O. Replacement Plan and the 1996 Special Plan, and approval of such plans will also constitute, in effect, approval of such grants.

      The following descriptions are qualified in their entirety by reference to the terms of the 1996 C.E.O. Replacement Plan and the 1996 Special Plan, copies of which are attached to this proxy statement as Exhibit A and Exhibit B, respectively.

Description of the 1996 C.E.O. Replacement Plan

      The 1996 C.E.O. Replacement Plan is administered by a committee of the Board of Directors composed of no fewer than two disinterested outside directors designated by the Board of Directors. The Compensation and Stock Option Committee (the "Committee") currently administers the 1996 C.E.O. Replacement Plan. The Committee has the authority to determine the persons to be granted options under the 1996 C.E.O. Replacement Plan, the number of shares subject to each option, the time or times at which options will be granted, the option price of the shares subject to each option (which price shall not be less than the fair market value of the shares at the date of grant), and the time or times when each option becomes exercisable and the duration of the exercise period.

      Options may be granted to key employees and directors (other than members of the Committee) of the Company. Options may be granted with respect to a total of not more than 400,000 shares of Common Stock under the 1996 C.E.O. Replacement Plan, subject to antidilution and other adjustment provisions. No individual may receive options covering more than 400,000 shares under the 1996 C.E.O. Replacement Plan. No options may be granted under the 1996 C.E.O. Replacement Plan after March 12, 2006. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).

      Each option is for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option becomes exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant. The Committee may accelerate the exercisability of any option or, at any time before the expiration or termination of an option previously granted, extend the terms of such option for such additional period as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

      The Committee may permit the purchase price for shares purchased upon exercise of an option to be paid, all or in part, by the delivery to the Company of other shares of Common Stock of the Company in such circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the exercise date.

      If the employment or tenure as a director of any optionee with the Company is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire thirty days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier). In the event of termination of employment or directorship because of death or permanent disability, the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established at the time of grant, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, or legal representative), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination. If an optionee is discharged for cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

      No option is transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during an optionee's lifetime only by him.

      The Board of Directors may amend or discontinue the 1996 C.E.O. Replacement Plan at any time. However, no such amendment or discontinuation shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

Description of the 1996 Special Plan

      The 1996 Special Plan is administered by a committee of the Board of Directors composed of no fewer than two disinterested outside directors designated by the Board of Directors. The Compensation and Stock Option Committee (the "Committee") currently administers the 1996 Special Plan.

      Options under the 1996 Special Plan may only be granted to the Chief Executive Officer of the Company. Options may be granted with respect to a total of not more than 18,000 shares of Common Stock under the 1996 Special Plan, subject to antidilution and other adjustment provisions.

      Each option is for such term of not more than ten years as shall be determined by the Committee at the date of the grant. An option to purchase 18,000 shares at an exercise price of $2.00 per share has been granted to Mr. Sommers under the 1996 Special Plan. Such option will become fully exercisable on February 28, 1997.

      If the employment or tenure as a director of any optionee with the Company is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire thirty days after the later of (i) February 28, 1997, and (ii) termination of employment or directorship (or upon the scheduled termination of the option, if earlier). In the event of termination of employment or directorship because of death or permanent disability, the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established at the time of grant, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, or legal representative), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination. If the optionee is discharged for cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate on the later of (i) thirty days following February 28, 1997, or (ii) the date of discharge. For this purpose, "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

      No option is transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during an optionee's lifetime only by him.

      Options   granted  to  date  under  the  1996   C.E.O.
Replacement Plan and the 1996 Special Plan, subject in each case to shareholder approval, are displayed in the following table.

New Plan Benefits
                                 1996 C.E.O.
                                 Replacement    1996 Special
  Name                             Plan (#)       Plan (#)
==============================   ===========    ============
Richard C. Jelinek
     Chairman
Patrick C. Sommers
     President and C.E.O           400,000          18,000
James M. Alland
     Executive Vice President
Donald M. Dorfman
     Vice President
Susan P. Dowell
     Executive Vice President
Frank A. Pierce
     Senior Vice President
Timothy K. Rutledge
     Vice President
Executive Officers as a Group      400,000          18,000
Non-executive Directors
All Employees as a Group           400,000          18,000

      On January 21, 1997, the last reported sales price of the Company's Common Stock on the Nasdaq National Market (as reported by the "Wall Street Journal" (Midwest Edition)) was
$ 6.625 per share.

Federal Tax Consequences

      The Company understands that no gain or loss will be recognized to an optionee upon the grant of an option under the 1996 C.E.O. Replacement Plan or the 1996 Special Plan, but that upon exercise of the option, ordinary income measured by the excess of the fair market value of the shares acquired over the option price will be recognized by the optionee. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee, except that with respect to stock issued upon exercise of options granted under the 1996 Special Plan, the Company may be restricted in its ability to deduct compensation in excess of $1 million pursuant to Section 162(m) of the Internal Revenue Code. See "Compensation - Compensation and Stock Option Committee Report - Policy with Regard to the $1 Million Deduction Limit." An optionee's basis in shares acquired upon the exercise of an option will be equal to the option price plus the amount of ordinary income recognized to the optionee. An optionee's holding period begins on the date on which the option is exercised.

Vote Required

      Approval of both the 1996 C.E.O. Replacement Plan and the 1996 Special Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote. Richard C. Jelinek, Chairman of the Company and the owner of approximately 28.4% of the outstanding Common Stock, has agreed that he will take such actions as may be necessary to cause the 1996 C.E.O. Replacement Plan and the 1996 Special Plan to be approved by stockholders. Mr. Jelinek has the ability, if necessary, to acquire the voting power necessary to ensure such approval through the exercise of the option he holds to acquire all of the Company's
Voting Preferred Stock (none of which is currently outstanding). As a result of the agreement described above, Mr. Jelinek will, if necessary, exercise his option to acquire, and will vote, a sufficient number of the Voting Preferred Stock shares to ensure approval of the 1996 C.E.O. Replacement Plan and the 1996 Special Plan. Therefore, the approval of the 1996 C.E.O. Replacement Plan and the 1996 Special Plan is assured regardless of how stockholders other than Mr. Jelinek vote. The Board of Directors recommends that stockholders vote FOR approval of each plan. If no other direction is given, signed proxies which are returned in a timely manner will be voted for approval of the 1996 C.E.O. Replacement Plan and for approval of the 1996 Special Plan. Any stockholder giving a proxy has the power to revoke it any time before it is voted, either in person at the meeting, by written notice to the Secretary of the Company, or by delivery of a later-dated proxy. With respect to the proposals, an abstention will have the effect of a vote against such proposal, and non-voted shares will have no effect on the approval of such proposals (assuming the presence of a quorum).


      APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF THE
COMPANY'S 1989, 1991, 1993, 1993 PERFORMANCE AND 1994 STOCK
                        OPTION PLANS

      Background. The stockholders of the Company have previously approved the Company's 1989 Stock Option Plan (the "1989 Plan"), the Company's 1991 Stock Option Plan (the "1991 Plan"), the Company's 1993 Stock Option Plan (the "1993 Plan"), the Company's 1993 Performance Stock Option Plan (the "1993 Performance Plan") and the Company's 1994 Stock Option Plan (the "1994 Plan"), which plans shall be collectively referred to hereafter as the "Plans."

      Purpose. The Board of Directors has unanimously adopted and recommends that the stockholders approve substantially similar amendments (the "Amendments") to each of the Plans. The purposes of the Amendments are: (i) to provide an ability to the Committee which administers the Plans to grant restricted shares of Common Stock ("Restricted Shares") in addition to stock options under the terms of the Plans; and (ii) with respect to options granted under the Plans after the date of the Annual Meeting, to qualify the Plans as "performance-based plans" under Section 162(m) of the Internal Revenue Code of 1986 (as amended) and the regulations promulgated thereunder. The Board of Directors also adopted and recommends that the stockholders approve restatements of each of the Plans to incorporate the Amendments. Each of the Plans, as so amended and restated, is identical except with respect to (i) the number of shares authorized to be issued under each of the Plans, (ii) the effective dates of the Plans, (iii) the dates after which no further grants shall be made under the Plans, and (iv) the name of the Plans. A copy of the form of amended and restated plan is attached to the proxy statement as Appendix
C. The form of amended and restated plan sets forth the specific differences among the 1989 Plan, the 1991 Plan, the 1993 Plan, the 1993 Performance Plan and the 1994 Plan. The following summary of the Amendments and the amended and restated form of plan is qualified in its entirety by reference to the text of the form of amended and restated plan. Approval by stockholders of the form of amended and restated plan shall be deemed to be approval of the Amendments and of the amendment and restatement of the 1989 Plan, the 1991 Plan, the 1993 Plan, the 1993 Performance Plan and the 1994 Plan (the "Amended and Restated Plans"). The Board of Directors recommends that the stockholders vote FOR approval of the Amendments. If no direction is given, signed proxies which are returned in a timely manner will be voted for approval of the Amendments. Approval of the Amendments requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting and voting on the issue, whether in person or by proxy. Abstentions will have the effect of a vote against the Amendments and non-voted shares will have no effect on the approval of the Amendments (assuming the presence of a quorum).

Summary of the Amendments

      Number of Shares Covered by Grants to Any Individual; Exercise Price. The Amendments to the Plans provide that the number of shares of Common Stock covered by any option or options together with the number of Restricted Shares granted to any single individual in any calendar year will not exceed 100,000 shares of Common Stock under each plan. In addition, the 1989 and 1991 Plans will be amended to clarify that the exercise price of options under such Plans shall not be less than the fair market value of the shares at the date of grant.

      Administration. Under the terms of the Amendments, the Committee which administers the Plans shall, in addition to its authority with respect to the granting of stock options, have the authority, in its sole discretion, (a) to determine the individuals to whom Restricted Shares are granted; (b) to determine the number of Restricted Shares subject to grant; (c) to determine the time or times when Restricted Shares are granted; (d) to determine the time or times, or conditions upon which, restrictions on the Restricted Shares lapse (the duration of such restrictions hereinafter referred to as the "Restricted Period"); (e) to accelerate the Restricted Period for Restricted Shares; (f) to determine the terms of each grant of Restricted Shares; (g) to prescribe the form or forms of agreements which evidence Restricted Shares granted; and (h) to interpret the Plans and to adopt rules or regulations which, in the Committee's opinion, may be necessary or advisable for the administration of the Plans. In addition, under the Amendments, the Committee will be composed of directors who qualify as "outside" directors for purposes of Section 162(m). Except as described above, the Amended and Restated Plans provide for no changes in the authority of the Committee under the Plans.

      Rights and Restrictions Governing Restricted Shares. At the time of grant of Restricted Shares, one or more certificates representing the number of shares of Common Stock granted to an individual shall be registered in such individual's name or for such individual's benefit either individually or collectively with others. The certificates shall be held by the Company for the account of the individual. The individual shall have other rights of a holder as to such shares of Common Stock including the right to vote such shares and the right to receive cash dividends declared and paid to holders of Common Stock. The individual shall not be entitled to receive the certificates representing the shares of Common Stock subject to the grant of Restricted Shares until the restrictions with respect to the Restricted Shares have lapsed. If a dividend is paid in shares of Common Stock, such shares of Common Stock shall be held by the Company subject to the same restrictions as the Restricted Shares that is the basis of the stock dividend. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the period in which restrictions apply. Except to the extent the individual's employment is terminated by reason of death, permanent disability or retirement (as defined in the Plans), Restricted Shares shall be forfeited and all rights of the individual with respect to Restricted Shares shall terminate without further obligation of the Company in the event the individual granted the Restricted Shares does not remain in the continuous employment of the Company for the entire Restricted Period.

      Payments of Restricted Shares. At the end of the Restricted Period, all restrictions shall lapse as to the Restricted Shares and one or more certificates for the appropriate number of shares of Common Stock shall be delivered to the individual, unless the Committee, in its sole discretion, has authorized the individual, at his request, to defer the receipt of all or any portion of the Restricted Shares in accordance with the terms of the amendment.

      Federal Tax Consequences of Restricted Share Grants. Under existing federal income tax law, no income will be recognized by the individual to whom Restricted Shares have been granted at the time of the Restricted Shares award. Upon the expiration of the Restricted Period, the individual will be required to treat as ordinary income the fair market value of the stock and the Company will be entitled to a deduction in such amount, except that the value of such Restricted Shares may be taken into account in determining whether the Company is restricted in its ability to deduct certain compensation in excess of $1 million paid to executives. See "Compensation Compensation and Stock Option Committee Report - Policy with Regard to $1 Million Deduction Limit."

Summary of the Amended and Restated Plans

      The Plans are administered by a committee of the Board of Directors composed of no fewer than two disinterested outside directors designated by the Board of Directors. The Compensation and Stock Option Committee (the "Committee") of the Board of Directors currently administers the Plans. The Committee has authority to determine the persons to be granted options under the Plans, the number of shares subject to each option, the time or times at which options will be granted, the option price of the shares subject to each option (which price shall not be less than the fair market value of the shares at the date of grant), and the time or times when each option becomes exercisable and the duration of the exercise period.

      Options or Restricted Shares may be granted to key employees and directors (other than members of the Committee) of the Company. Options or Restricted Shares may be granted with respect to a total of not more than 220,000, 200,000, 300,000, 200,000 and 400,000 shares of Common Stock under the 1989, 1991, 1993, 1993 Performance and 1994 Plans, respectively, subject to anti-dilution and other adjustment provisions. The maximum number of shares subject to all options, together with all Restricted Shares, granted to any individual in any calendar year shall in no event exceed 100,000 under each plan. No options or Restricted Shares may be granted under the 1989, 1991, 1993, 1993 Performance and 1994 Plans after January 1, 1999, August 31, 2001, January 31, 2003, March 31, 2001 and April 14, 2004, respectively. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).

      Each option is for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option becomes exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon performance of the Company, as the Committee may in its discretion determine at the date of grant. The Committee may accelerate the exercisability of any option or, at any time before the expiration or termination of an option previously granted, extend the terms of such option for such additional periods as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years. All employees are eligible to participate in the 1989, 1991, 1993, 1993 Performance and 1994 Plans.

      The Committee may permit the purchase price for shares purchased upon exercise of an option to be paid, all or in part, by the delivery to the Company of other shares of Common Stock in such circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the exercise date.

      If the employment or tenure as director of any optionee with the Company is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire thirty days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier). In the event of termination of employment or directorship because of death or permanent disability, the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established at the time of grant, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, or legal representative), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination. If an optionee is discharged for cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

      No option is transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during an optionee's lifetime only by him.

      The Board of Directors may amend or discontinue the Plans at any time. However, no such amendment or discontinuation shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

      Federal Tax Consequences of Options. No gain or loss will be recognized to an optionee upon the grant of an option under the Plans, but upon exercise of the option, ordinary income measured by the excess of the fair market value of the shares acquired over the option price will be recognized to the optionee. The Company will be entitled to a deduction equal to the amount of ordinary income recognized to the optionee. An optionee's basis in shares acquired upon the exercise of an option will be equal to the option price plus the amount of ordinary income recognized to the optionee. An optionee's holding period begins on the date on which the option is exercised.

      No Restricted Shares have been granted under the Plans as of the date of this proxy statement and no Restricted Shares will be granted until the Amendments as set forth in the form of amended and restated plans are approved by stockholders of the Company. In the event the Amendments are not approved, the 1989 Plan, 1991 Plan, 1993 Plan, 1993 Performance Plan and 1994 Plan will continue to be administered in accordance with their terms as they existed immediately prior to the adoption of the Amendments by the Board of Directors.


    APPROVAL OF 1997 EMPLOYEE STOCK OPTION AND RESTRICTED
                         STOCK PLAN

      In order to continue to encourage ownership of the Company's Common Stock by executives, key personnel and directors of the Company and to provide incentives for them to make maximum efforts for the success of the business, the Board of Directors of the Company has adopted and recommends that stockholders vote to approve the Medicus Systems Corporation 1997 Employee Stock Option and Restricted Stock Plan (the "1997 Employee Plan"). Options granted under the 1997 Employee Plan are intended not to qualify as "Incentive Stock Options" as defined in the Internal Revenue Code of 1986, as amended (the "Code"). A copy of the 1997 Employee Plan is attached to this proxy statement as Exhibit D. The following summary of the 1997 Employee Plan is qualified in its entirety by reference to the text of the plan. The Board of Directors recommends that stockholders vote FOR approval of the 1997 Employee Plan. If no direction is given, signed proxies which are returned in a timely manner will be voted for approval of the 1997 Employee Plan. Approval of the 1997 Employee Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting and voting on the issue, whether in person or by proxy. Abstentions will have the effect of a vote against the 1997 Employee Plan and non-voted shares will have no effect on the approval of the 1997 Employee Plan (assuming the presence of a quorum).

      The 1997 Employee Plan is administered by a committee of the Board of Directors composed of no fewer than two disinterested outside directors designated by the Board of Directors. The Compensation and Stock Option Committee (the "Committee") of the Board of Directors currently administers the 1997 Employee Plan. The Committee has authority to determine the persons to be granted options under the 1997 Employee Plan, the number of shares subject to each option, the time or times at which options will be granted, the option price of the shares subject to each option (which price shall not be less than the fair market value of the shares at the date of grant), and the time or times when each option becomes exercisable and the duration of the exercise period. In addition, the Committee shall have the authority, in its sole discretion, (a) to determine the individuals to whom restricted shares of Common Stock ("Restricted Shares") are granted; (b) to determine the number of Restricted Shares subject to a grant; (c) to determine the time or times when Restricted Shares are granted; (d) to determine the time or times, or conditions upon which, restrictions on the Restricted Shares lapse (the duration of such restrictions hereinafter referred to as the "Restricted Period"); (e) to accelerate the Restricted Period for Restricted Shares; (f) to determine the terms of each grant of Restricted Shares; (g) to prescribe the form or forms of agreements which evidence Restricted Shares granted; and (h) to interpret the 1997 Employee Plan and to adopt rules or regulations which, in the Committee's opinion, may be necessary or advisable for the administration of the 1997 Employee Plan.

      Options or Restricted Shares may be granted to key employees and directors (other than members of the Committee) of the Company. Options or Restricted Shares may be granted with respect to a total of not more than 300,000 shares of Common Stock under the 1997 Employee Plan, subject to anti-dilution and other adjustment provisions. The maximum number of shares subject to all options, together with all Restricted Shares, granted to any individual in any calendar year shall in no event exceed 100,000 under the 1997 Employee Plan. No options or Restricted Shares may be granted under the 1997 Employee Plan after January 2, 2007. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).

      Each option is for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option becomes exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant. The Committee may accelerate the exercisability of any option or, at any time before the expiration or termination of an option previously granted, extend the terms of such option for such additional period as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years. All employees are eligible to participate in the 1997 Employee Plan.

      The Committee may permit the purchase price for shares purchased upon exercise of an option to be paid, all or in part, by the delivery to the Company of other shares of Common Stock in such circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the date of exercise.

      If the employment or tenure as a director of any optionee with the Company is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire thirty days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier). In the event of termination of employment or directorship because of death or permanent disability, the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established at the time of grant, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, or legal representative), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination. If an optionee is discharged for cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

      No option is transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during an optionee's lifetime only by him.

      At the time of grant of Restricted Shares, one or more certificates representing the number of shares of Common Stock granted to an individual shall be registered in such individual's name or for such individual's benefit either individually or collectively with others. The certificates shall be held by the Company for the account of the individual. The individual shall have other rights of a holder as to such shares of Common Stock including the right to vote such shares and the right to receive cash dividends declared and paid to holders of Common Stock. The individual shall not be entitled to receive the certificates representing the shares of Common Stock subject to the grant of Restricted Shares until the restrictions with respect to the Restricted Shares have lapsed. If a dividend is paid in shares of Common Stock, such shares of Common Stock shall be held by the Company subject to the same restrictions as the Restricted Stock that is the basis of the stock dividend. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the period in which restrictions apply. Except to the extent the individual's employment is terminated by reason of death, permanent disability or retirement (as defined in the 1997 Employee Plan), Restricted Shares shall be forfeited and all rights of the individual with respect to Restricted Shares shall terminate without further obligation of the Company in the event the individual granted the Restricted Shares does not remain in the continuous employment of the Company for the entire Restricted Period.

      At the end of the Restricted Period, all restrictions shall lapse as to the Restricted Shares and one or more certificates for the appropriate number of shares of Common Stock shall be delivered to the individual, unless the Committee, in its sole discretion, has authorized the individual, at his request, to defer the receipt of all or any portion of the Restricted Shares in accordance with the terms of the 1997 Employee Plan.

      The Board of Directors may amend or discontinue the 1997 Employee Plan at any time. However, no such amendment or discontinuation shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

     Federal Tax Consequences of Options. No gain or loss will be recognized to an optionee upon the grant of an option under the 1997 Employee Plan, but upon exercise of the option ordinary income measured by the excess of the fair market value of the shares acquired over the option price will be recognized to the optionee. The Company will be entitled to a deduction equal to the amount of ordinary income recognized to the optionee. An optionee's basis in shares acquired upon the exercise of an option will be equal to the option price plus the amount of ordinary income recognized to the optionee. An optionee's holding period begins on the date on which the option is exercised.

      Federal Tax Consequences of Restricted Share Grants. Under existing federal income tax law, no income will be recognized by the individual to whom Restricted Shares have been granted at the time of the Restricted Shares award. Upon the expiration of the Restricted Period, the individual will be required to treat as ordinary income the fair market value of the stock and the Company will be entitled to a deduction in such amount, subject to the potential effect of the $1 million deduction limit imposed by Section 162 (m) of the Code. See "Compensation Compensation and Stock Option Committee Report Policy with Regard to $1 Million Deduction Limit."

      No Options or Restricted Shares have been granted under the 1997 Employee Plan as of the date of this proxy statement.

       APPROVAL OF AGREEMENTS WITH RICHARD C. JELINEK

Summary

      On January 20, 1997, Richard C. Jelinek, the founder, former Chief Executive Officer, and current Chairman of the Board of the Company, and the Boston Safe Deposit and Trust Company of California, as trustee under the Richard C. Jelinek Charitable Remainder Unitrust dated August 3, 1993 (the "Trust"), entered into agreements, effective as of January 2, 1997 (the "Agreements"), pursuant to which Mr.
Jelinek agreed to sell to the Company 550,000 (or approximately 8.6% of the outstanding) shares of Common
Stock and 275 shares of Voting Preferred Stock of the Company and the Trust agreed to sell to the Company 450,000 (or approximately 7.0% of the outstanding) shares of Common Stock and 225 shares of Voting Preferred Stock of the Company. Immediately before consummation of these purchases, Mr. Jelinek will exercise his stock option (the "Jelinek Option") to purchase 500 shares (representing all of the authorized shares) of Voting Preferred Stock of the Company for an aggregate exercise price of $500,000 and after this exercise, he will immediately transfer 225 of these shares to the Trust.

      The Company's certificate of incorporation provides that prior to May 31, 1998, the holders of the Voting Preferred Stock will be entitled to 44,000 votes per share, and after May 31, 1998 to 220 votes per share, on all matters to be voted upon by stockholders. Holders are also entitled to quarterly dividends at an annual rate equal to two percentage points below the prime rate of The First National Bank of Chicago in effect as of the prior May 31. In the event of any liquidation, dissolution or winding up of the Company, holders of the Voting Preferred Stock are entitled to receive out of assets available for distribution to stockholders the sum of $1,000 per share plus any accumulated and unpaid dividends. After May 31, 1998, the Voting Preferred Stock may be redeemed at the option of the Company at a redemption price equal to $1,000 per share plus any accumulated but unpaid dividends. The Voting Preferred Stock has no preemptive, conversion or exchange rights.

      As a result of the voting rights of the Company's Voting Preferred Stock, following exercise by Mr. Jelinek of the Jelinek Option to purchase 500 shares of Voting Preferred Stock, he and the Trust will be able to cast approximately 84% of the votes on any matter submitted to the stockholders of the Company and thus will be able to control the Company.

      In consideration for the sale of Common Stock and Voting Preferred Stock by Mr. Jelinek and the Trust to the Company, the Company will pay in the aggregate to Mr. Jelinek and the Trust $4,500,000 in cash, $2,000,000 in 8% promissory notes maturing in two equal installments at the end of one year and two years from the date of issuance, and five-year Stock Exchange and Subscription Warrants (the "Warrants") to purchase from the Company 400,000 shares of Common Stock at a price of $8.00 per share, with the Company having the right to require payment at the time of exercise in either cash or shares of Common Stock valued at their then fair market value.

      Consummation of the Agreements is subject to approval by the stockholders of the Company.

      Except for Mr. Jelinek, who did not vote, the Board unanimously approved the Agreements. Each of the directors other than Mr. Jelinek has indicated his or her intention to vote shares owned by him or her in favor of the transactions. Mr. Jelinek has agreed to vote shares owned by him in favor of the transactions in at least the same proportion as other stockholders voting on the transactions.

Background and Reasons for Board Action

      The Agreements are the result of unsolicited, arms-length negotiations initiated by Management of the Company between and among Management, representatives of the Board and Mr. Jelinek. In the opinion of the Company's Board of Directors, the Agreements are fair and reasonable and in the best interest of the Company and its stockholders.

      The Company adopted a plan to repurchase 800,000 shares of Common Stock in July 1994, and has from time to time purchased its shares of Common Stock in the open market and in privately negotiated transactions. The Board believes that these purchases have been good investments considering the purchase price paid for the shares and the underlying value attributable by the Board to these shares. The number of shares included in the Company's announced buyback plan was based primarily on the then outstanding employee stock options, although at that time and subsequent to that time the Board believed that given the assets and prospects of the Company, it would be in the interest of the Company and its stockholders to buy back up to 1,000,000 shares. The Company was, however, prevented from pursuing its buyback plan for two reasons. First, whenever an attempt was made to purchase shares, the purchases by the Company appeared to influence the price of the stock, and the Company concluded that it would be unable to purchase a substantial number of shares at current market prices in an orderly and systematic manner. Second, any shares purchased by the Company would be "tainted shares" under generally accepted accounting principles, and the holding of these tainted shares would in most cases limit the Company's ability to either acquire or be acquired by another company in a "pooling of interests" transaction. Since it is desirable in the Company's industry to utilize "pooling of interests" accounting, the Company concluded that it was not in its best interest to purchase a relatively small number of shares at current market prices without any assurance that it could acquire the relatively large number of shares that it desired to purchase. At the same time, the Company believed that its so-called "float" of publicly traded shares (the shares held by persons other than insiders) was already smaller than desirable, and thus any repurchases of shares in the public market would exacerbate this problem.

      During 1996, it also became apparent to the Board that the objectives of Mr. Jelinek and the other members of the Board of Directors of the Company were not identical. During most of that year, the Company was engaged in discussions through Mr. Jelinek as Chairman of the Board with various companies expressing a desire to acquire all or part of the Company. Certain Board members expressed their belief that these discussions were not in the best interest of the Company and that the stockholders and the Company would benefit from a period of uninterrupted focus on the Company's operations. Mr. Jelinek expressed his point of view that remaining an independent company entailed more risk (with a greater potential return) than selling to or merging with a bigger company and he questioned whether it would be wise for him, with such a significant part of his net worth tied up in the Company, to take this risk.

      In this context, the Board examined various alternatives. All discussions with potential acquirers of the Company had ended without consummation and the Board concluded that the negative impact on "pooling of interests" transactions was less important than the Company's business objective of acquiring more of its outstanding shares coupled with eliminating the majority voting control held by Mr. Jelinek.

      The Board also concluded that because Mr. Jelinek was no longer involved in the day-to-day management, it was no longer appropriate that he continue to serve as Chairman of the Board. The Board did, however, wish to have Mr. Jelinek's ongoing advice and counsel as a continuing member of the Board of Directors.

      Negotiations began in earnest between Management and representatives of the Board and Mr. Jelinek following a Board meeting held on October 30, 1996. At that meeting, the Board appointed a Special Committee of the Board consisting of all members of the Board except Mr. Jelinek to negotiate and finalize a transaction. On December 5, 1996, Mr. Jelinek traveled to Chicago from Colorado and William G. Brown (one of the Company's directors) traveled to Chicago from Florida to meet with Mr. Sommers (the Company's Chief Executive Officer) to attempt to finalize the principal terms of the proposed transactions. At this meeting, Messrs. Sommers, Jelinek and Brown reached agreement on the principal terms of the transactions as described herein. After the conclusion of the meeting with Mr. Jelinek, Messrs. Sommers and Brown contacted each of the remaining directors (other than Mr. McNerney) on December 5th. Each of the other directors approved the principal terms of the transactions, subject to (i) advice of legal counsel and review of definitive documentation, (ii) receipt of a fairness opinion from an investment banking firm, and (iii) approval by stockholders.


      The Special Committee retained the investment banking firm of Punk, Ziegel & Knoell on December 16th, and a proposed form of agreement was presented to the Special Committee and the Board on January 2, 1997. In arriving at an agreement with Mr. Jelinek and the Trust, the Board was influenced by the underlying value of the Company, the current value of Mr. Jelinek's voting control of the Company, his willingness to accept payment in a combination of cash, promissory notes and warrants, his willingness to enter into a binding transaction subject to stockholder approval, the difficulty and timing in purchasing shares from any other stockholder or stockholders for a consideration other than cash, Mr. Jelinek's unwillingness to sell the shares of Common Stock and the Voting Preferred Stock he has a right to purchase under the Jelinek Option for less than the price which he finally accepted, and advice and counsel received from Punk, Ziegel & Knoell relating to the fairness of the proposed transaction from a financial point of view, including those portions of the purchase price which might be deemed to be attributable to the control represented by the Voting Preferred Stock and the Common Stock to be acquired. See "Fairness Opinion." This proposal was approved by the Special Committee and the Board on January 2, 1997 and the Agreements were executed and delivered by all parties on January 20, 1997.

      The Company currently expects to fund the cash portion of the purchase price and payments under the promissory notes from cash on hand and the proceeds from sales of short-term investments. The Company believes it has, and will have, sufficient financial resources including cash on hand and cash generated from operations, to meet its ordinary capital needs for the foreseeable future as well as to fund the payments required under the Agreements.

Opinion of Financial Advisor

      The Company retained Punk, Ziegel & Knoell to render an opinion on whether the transactions with Mr. Jelinek are fair, from a financial point of view, to the Company and its shareholders (other than Mr. Jelinek).

      Punk, Zeigel & Knoell has delivered a written opinion to the Board, confirming oral advice rendered at the time of the January 2, 1997 Board meeting, that the transaction is fair from a financial point of view to the Company and its shareholders. In connection with its oral advice and opinion, Punk, Ziegel & Knoell, among other procedures, reviewed the Company's publicly available annual and quarterly financial statements for the fiscal years 1994-1996, reviewed the trading history and the market for the Company's Common Stock and discussed the business and prospects of the Company with certain officers of the Company. The discussion of the Company's business and prospects included a review of certain forecasts of revenues and expenses for the fiscal years 1997 to 2000 previously prepared by management of the Company and provided by management to Punk, Ziegel & Knoell. In performing its analysis, Punk, Ziegel & Knoell created a conservative case in which it adjusted (i) the Company's revenues and expenses for fiscal year 1996 to represent only continuing operations, and (ii) the Company's projected net margins for fiscal years 1999 and 2000, with such assumptions based on its examination of average net margins for comparable companies. None of the information received was independently verified by Punk, Ziegel & Knoell. No instructions were received by Punk, Ziegel & Knoell from the Company with respect to its oral advice or opinion, nor were any limitations imposed on the scope of its investigation. A copy of Punk, Ziegel & Knoell's written opinion is attached as Exhibit F to this proxy statement. The full text of the written opinion, which sets forth, among other things, the assumptions made, matters considered, and limitations of the review undertaken in connection with the opinion, should be read carefully in its entirety.

      Punk, Ziegel & Knoell is a recognized investment banking firm which regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings and private placements as well as valuations for estate, corporate and other purposes.

      Punk, Ziegel & Knoell will receive a fee of $125,000 for rendering the opinion referred to above. Such fee is not conditioned or dependent in any way upon consummation of the proposed transactions between the Company and Mr. Jelinek. The Company has agreed to reimburse Punk, Ziegel & Knoell for out-of-pocket expenses, and has also agreed to indemnify Punk, Ziegel & Knoell against certain liabilities, including liabilities under the federal securities laws.

      Punk, Ziegel & Knoell, L.P. does not beneficially own shares of the Common Stock. Argyle Capital Partners, L.P., an independent investment partnership in which William J. Punk, Managing Director of Punk, Ziegel & Knoell, is a General Partner and fund manager, owns 11,000 shares of the Common Stock. Punk, Ziegel & Knoell has acted as a market maker in the Common Stock and plans to continue to so act. Punk, Ziegel & Knoell was co-manager of the Company's second public offering in October 1993; it has not otherwise been retained to perform investment banking services for the Company or Mr. Jelinek in the past.

Terms of the Agreements

      Each of Mr. Jelinek and the Trust has executed substantially identical Agreements. A copy of Mr. Jelinek's Agreement (with differences from the Trust's Agreement noted thereon) is attached hereto as Exhibit E, and the following description is qualified in its entirety by reference to the Agreement. Pursuant to the Agreements, the Company has agreed to purchase, and Mr. Jelinek and the Trust have agreed to sell to the Company, an aggregate of 1,000,000 shares of Common Stock (representing approximately 15.6% of the currently outstanding Common Stock) and 500 shares of Voting Preferred Stock (representing 100% of the authorized Voting Preferred Stock). The Company will pay to Mr. Jelinek and the Trust an aggregate of $4,500,000 in cash, $2,000,000 in promissory notes, and Stock Exchange and Subscription Warrants (the "Warrants") to purchase from the Company 400,000 shares of Common Stock at a price of $8.00 per share, with the Company having the right to require payment at the time of exercise in either cash or shares of Common Stock valued at their then fair market value. Mr. Jelinek will resign as Chairman of the Company (though he will remain a director). Mr. Jelinek will continue to own 837,800 shares (approximately 15.5%) of the outstanding Common Stock after completion of the transactions contemplated by the agreements. The shares covered by the Warrants would represent approximately 6.8% of the outstanding Common Stock if exercised in full. The Agreements provide that Mr. Jelinek and the Trust will each have the right to one demand registration and one piggyback registration with respect to the shares covered by the Warrants.

      The promissory notes will bear interest at the rate of 8% per annum, payable monthly. They will mature as to 50% of their principal amount one year from their issuance, and as to the remaining outstanding principal amount two years from their issuance. The Warrants will be exercisable for a period of five years from their date of issuance. The Company may require that the exercise price of the Warrants be paid, in whole or in part, by delivery of mature shares of Common Stock (valued for such purposes, in most cases, at the average of the closing sale price of the Common Stock for the 30 calendar days preceding exercise).

      The Agreements contain a number of restrictions on the activities of Mr. Jelinek and the Trust with respect to the Company and the Common Stock. Mr. Jelinek and the Trust have agreed that they will not sell any shares of Common Stock held by them without the consent of the disinterested members of the Board for a period of five years, provided that such restrictions lapse as to 20% of such shares on each anniversary of the Agreement. Mr. Jelinek and the Trust have also agreed that they will not take certain other actions for a period of five years, including acquiring additional voting securities of the Company (other than upon exercise of a Warrant), engaging in a proxy contest, participating in a tender offer, become part of a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934, or otherwise attempting to influence or control the Company other than through the performance of Mr. Jelinek's duties as a director in the ordinary course. As part of the registration rights granted under the Agreements, the Company has agreed to indemnify Mr. Jelinek and the Trust against certain liabilities, including liabilities under the securities laws, in connection with the registration of shares of Common Stock acquired upon exercise of the Warrants.

      Each   party's    obligations    to   consummate   the
transactions  contemplated  by the Agreements are subject to
the   condition   that  the   Agreements   be   approved  by
stockholders.

Ownership by Mr. Jelinek Following Transactions

      Prior to the closing of the proposed transactions, Mr. Jelinek and the Trust will own beneficially 1,837,900 shares (or approximately 28.4%) of the outstanding Common Stock (excluding 100,000 shares owned by Mr. Jelinek's wife). Upon exercise of the Jelinek Option immediately prior to closing the proposed transactions, Mr. Jelinek will own 500 shares (or 100%) of the outstanding Voting Preferred Stock of which he will immediately transfer 225 shares (or 45%) to the Trust. As a result of the voting rights of the Company's Voting Preferred Stock, following exercise by Mr. Jelinek of the Jelinek Option, he and the Trust will be able to cast approximately 84% of the votes on any matter submitted to the stockholders of the Company and thus will be able to control the Company.

      Following the closing of the proposed purchase by the Company of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred Stock, Mr. Jelinek will own 837,900 shares (or approximately 15.5%) of the outstanding Common Stock, the Trust will not own any shares of Common Stock, and no shares of Voting Preferred Stock will be outstanding. Mr. Jelinek's wife owns 100,000 shares (or approximately 1.56% before the proposed transactions and 1.85% following the proposed transactions) of the Common Stock.

Tax and Accounting Treatment of Proposed Transactions

      The Company understands that upon the exercise of the Jelinek Option, ordinary income, measured by the excess of the fair market value of the shares acquired over the option price, will be recognized to Mr. Jelinek. The Company will be entitled to a deduction equal to the amount of ordinary income recognized to Mr. Jelinek. Mr. Jelinek's basis in shares of Voting Preferred Stock acquired upon the exercise of his options will be equal to the option exercise price of $1,000 per share plus the amount of ordinary income recognized by Mr. Jelinek. Mr. Jelinek's holding period for the Voting Preferred Stock will begin on the date on which the option is exercised.

      The Company understands that under generally accepted accounting principles, it will be required to record a charge to expense of approximately (i) $1,000,000, representing the difference between the fair market value of the 500 shares of Voting Preferred Stock to be acquired by the Company and Mr. Jelinek's $500,000 option exercise price; and (ii) $319,000, representing the difference between the value of the Stock Exchange Warrants, cash and notes to be paid to Mr. Jelinek and the Trust in consideration for the 1,000,000 shares of Common Stock to be purchased and the last reported sale price of the Company's Common Stock on December 5, 1996, the day on which the principal terms of the transaction were agreed to by the parties.

      The repurchase by the Company of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred Stock will significantly limit the Company's ability to participate in a business combination utilizing the "pooling of interests" method of accounting for a period of two years after the closing of the proposed transactions.

Historical Financial Information

      The financial statements of the Company for the year ended May 31, 1996 and 1995, the related Report of Independent Accountants, and Management's Discussion and Analysis of Results of Operations and Financial Condition for the fiscal years 1994 through 1996, which appear in the Company's 1996 Annual Report, copies of which are being sent to the stockholders of the Company concurrently with this proxy statement, are incorporated by reference in this proxy statement. The financial statements of the Company for the three- and six-month periods ended August 31 and November 30, 1996, which appear in the Company's quarterly reports on Form 10-Q for the periods ended on such dates are also incorporated by reference in this proxy statement.

Certain Financial Effects of the Proposed Transactions with
Richard C. Jelinek

      The last reported sale price of the Common Stock on December 5, 1996, the date on which all of the principal terms of the transactions were agreed to by the parties, was $5.625. Based on this publicly reported fair market value of the Company's Common Stock and other factors deemed relevant, Punk, Ziegel & Knoell has advised the Company that the Warrants, if issued on December 5, 1996, would in their opinion have an aggregate value of $944,000. The Board of Directors of the Company, based on analyses made by Punk, Ziegel & Knoell and other factors which it deemed relevant, has also determined that the fair market value of the Voting Preferred Stock to be purchased is $1,500,000. Based on these values, the total purchase price to be paid by the Company is $7,444,000, of which $1,500,000 represents the fair market value of the Voting Preferred Stock, and the remaining $5,944,000 is the amount allocated to the Common Stock being acquired. The excess of these amounts over the exercise price of the Voting Preferred Stock and the market price of the Common Stock on December 5, 1996 ($1,000,000 and $319,000, respectively) may be deemed to be a payment attributable to the control represented by the Voting Preferred Stock and the Common Stock being acquired, respectively. See "Background and Reasons for Board Action."

      The following pro forma analysis is based on these values. The following pro forma information may not be indicative of the results that actually would have occurred if the transactions had occurred on the date indicated, or which may be obtained in the future. The following pro forma information should be read in conjunction with the historical financial information incorporated in this proxy statement by reference.


Net Income

      The proposed purchase of shares by the Company would have increased the Company's fiscal 1996 net loss per share of Common Stock on a pro forma basis. Set forth below, among other data, are the Company's reported and pro forma net income/(loss) per share for the year ended May 31, 1996, and for the six months ended November 30, 1996, assuming the shares had been purchased and the payments had been made under the terms of the Agreements as of June 1, 1995. Included in the following pro forma computations are interest expense on the notes ($160,000 for the year ended May 31, 1996, and $40,000 for the six months ended November 30, 1996), foregone interest income relating to the cash payments ($172,000 for the year ended May 31, 1996, and $106,000 for the six months ended November 30, 1996), and related income tax benefits ($132,800 for the year ended May 31, 1996, and $58,400 for the six months ended November 30,
1996).

                                                        Year Ended                  Six Months Ended
                                                       May 31, 1996                   Nov. 30, 1996
                                                  Reported       Pro Forma       Reported     Pro Forma


Net income/(loss)...........................    $ (3,725,991) $ (3,925,191)     $  503,790   $   416,190
Net income/(loss) per share (primary).......    $      (0.57) $      (0.71)     $     0.08   $      0.08
Weighted average common and common
   equivalent shares outstanding............       6,539,988     5,539,988       6,485,121     5,485,121

Book Value

      The following table shows, as of May 31 and November 30, 1996, the reported and pro forma book value per share and other financial information assuming on June 1, 1995, the shares had been purchased and the payments had been made under the terms of the Agreements. Because of the payments to be made in connection with the proposed transactions, pro forma current assets decreased by the cash consideration to be paid ($4.5 million), estimated costs of consummating the transaction ($300,000), cash payments for debt service and interest ($1,160,000 at May 31, 1996 and $1,200,000 at
November 30, 1996), and foregone interest income relating to cash payments ($172,000 at May 31, 1996 and $278,000 at
November 30, 1996) offset by cash received upon exercise of the Jelinek Option ($500,000) and the increase in the Company's prepaid income taxes ($532,800 at May 31, 1996 and $591,200 at November 30, 1996). Current liabilities increased by the debt assumed ($2 million at June 1, 1995), less debt service payments ($1 million at May 31, 1996 and November 30, 1996). Stockholders' equity decreased by the decrease in pro forma net income discussed previously. In addition to the pro forma net income adjustments, the following pro forma presentation includes the one-time charge of $1.319 million ($919,000 after tax), estimated costs of consummating the transaction ($300,000), the cost of Common Stock repurchased ($5,625,000) and the issuance of the Warrants ($944,000).


                                                       Balance as of                  Balance as of
                                                       May 31, 1996                   Nov. 30, 1996
                                                  Reported       Pro Forma       Reported     Pro Forma

Working capital:
   Current assets.........................     $  22,151,060  $  17,051,860  $ 21,270,426   $  16,083,626
   Current liabilities....................     $   9,578,323  $  10,578,323  $  8,503,516   $   9,503,516
   Working capital........................     $  12,572,737  $   6,473,537  $ 12,766,910   $   6,580,110

Capitalization:
   Stockholders' equity...................     $  18,201,237  $  12,102,037  $ 18,790,236   $  12,603,436
   Number of shares outstanding...........         6,456,447      5,456,447     6,469,246       5,469,246
   Total book value per share.............             $2.82          $2.22         $2.90           $2.30


Other Financial Effects

      The consummation of the proposed transactions with Mr. Jelinek will significantly limit the Company's ability to participate in a business combination utilizing the "pooling of interests" method of accounting for business combinations for a period of two years after the closing of the proposed transactions. The Company believes that its inability to use "pooling of interests" accounting during that period will not have a materially adverse impact on its future plans.

      The Company has not paid any dividends on its Common Stock since the Distribution. It is the present policy of the Board of Directors to retain all earnings to support the growth of the Company's business. Accordingly, it is expected that no cash dividends will be paid to holders of Common Stock in the foreseeable future. Any payment of dividends in the future is dependent upon the financial condition, capital requirements and earnings of the Company and such other factors as the Board of Directors deems relevant.

Other Information Concerning the Proposed Transactions with
Richard C. Jelinek

      Because the reported transactions with Mr. Jelinek involve a substantial expenditure of the Company's funds and involve a transaction with a director of the Company who is a substantial stockholder, and in accordance with the policies of the Nasdaq National Market, Management and the Board of Directors believe that stockholders should be given the opportunity to vote on the proposed transactions. Unless the holders of a majority of the votes represented in the Annual Meeting and voting on the proposal authorize it, the Company will not consummate the proposed transactions with Mr. Jelinek. Under the Company's Certificate of Incorporation and its By-Laws, and under Delaware law, however, the Company has the power to purchase shares of its Common Stock to the extent of unreserved and unrestricted retained earnings as long as no purchase or payment is made at a time when the Company's capital is impaired or the purchase or payment would cause an impairment of the Company's capital. The aggregate purchase price will not exceed the Company's total equity and the Company's capital is not impaired, nor will purchase of or payment for the shares cause an impairment of the Company's capital.

      Due to his ownership of Common Stock and the Jelinek Option, Mr. Jelinek has, and if the transactions are not approved, will continue to have, the effective ability to control the Company, including the ability to remove directors, elect new directors and cause or prevent any merger, sale of business or other transaction which might result in a change in control of the Company. While Mr. Jelinek will continue to own approximately 15.5% of the Common Stock after completion of the transactions, he will no longer have the ability to prevent change in control transactions or otherwise control the Company. While the removal of Mr. Jelinek's control ability might make an acquisition proposal from a third party more likely, the inability to achieve control of the Company through Mr. Jelinek, together with the limitations under the agreements or Mr. Jelinek's ability to sell his shares and take certain other actions, might make certain of such proposals less likely. In addition, the inability of a potential acquirer to account for an acquisition as a pooling of interests during the two years following the proposed transactions may also make future third party acquisition proposals less likely.

      As of December 6, 1996, directors and officers of the Company as a group, including Mr. Jelinek, beneficially owned 2,758,058 shares of Common Stock of the Company, or approximately 40.9% of the shares outstanding. If the proposed transactions with Mr. Jelinek are consummated, the percentage of ownership of the directors and officers will be approximately 30.6%. Mr. Jelinek, as a result of his continuing ownership of approximately 15.5% of the Common Stock. will remain the Company's largest stockholder after completion of the proposed transactions, and as a result, will continue to have the ability to significantly influence the Company's actions.

Vote Required

      Approval of the transactions with Mr. Jelinek requires the affirmative vote of a majority of the votes represented at the Annual Meeting and voting on the proposal. Abstentions will have the effect of a vote against approval; non-voted shares will have no effect. Mr. Jelinek, who currently owns approximately 28.4% of the outstanding Common Stock, has agreed to vote his shares of Common Stock in favor of the transactions in at least the same proportion as other shareholders. Therefore, if a majority of the shares held by stockholders other than Mr. Jelinek and represented at the Annual Meeting are voted in favor of the transactions, they will be approved. In addition, Mr. Jelinek could decide to vote up to all of his shares in favor of the transactions. This would have the effect of reducing the number of votes required from other stockholders to secure approval. As of the date of mailing of this proxy statement, Mr. Jelinek had not determined whether he would vote any more of his shares in favor of approval than will be required under the Agreements. While there are no contractual restrictions on Mr. Jelinek's ability to exercise his option with respect to the Voting Preferred Stock or his ability to vote such shares, Mr. Jelinek has indicated the he will not vote any Voting Preferred Stock with respect to the transactions. In light of this  decision  by Mr.  Jelinek,  and the  fact  that the
Board's decision to seek stockholder approval of the transactions was not legally required, the Board determined that no limitations on Mr. Jelinek's right to vote his Common Stock, other than as set forth in the agreements, was appropriate.


                MARKET PRICE OF COMMON STOCK

      The  reported  high and low  prices  of the  Company's
Common Stock on the Nasdaq National Market on a fiscal quarter basis for the periods indicated were as follows:


                                    High         Low
Fiscal Year Ended May 31, 1996
       Fourth Quarter                9          5 1/4
Fiscal Year Ending May 31, 1997
       First Quarter               6 1/2        4 3/4
       Second Quarter              6 5/16       4 1/2
       Third Quarter (through
       February 12, 1997)          7 1/2        4 3/8

      On December 5, 1996, the day on which the principal terms of the proposed transactions were agreed upon, the closing price of the Common Stock was $5.625. On January 2, 1997, the day of the meeting of the Board of Directors at which Punk, Ziegel & Knoell rendered their opinion on the fairness of the proposed transactions and at which the Board approved the form of definitive agreements, the closing price of the Common Stock was $5.00. On February 12, 1997, the closing price of the Common Stock was $6.00.


                   INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP has been selected by the Board of Directors, upon the recommendation of its Audit Committee, to continue to act as the Company's independent accountants in fiscal 1997. A representative of Price Waterhouse LLP will be present at the Annual Meeting. He will have the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.


                        ANNUAL REPORT

      The Company has enclosed its Annual Report for the fiscal year ended May 31, 1996 with this proxy statement. Stockholders are referred to this report for financial and other information about the Company, but such report (other than the financial statements and other portions of the Annual Report specifically referred to under the caption "Approval of Agreements with Richard C. Jelinek Historical Financial Information") is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

            INFORMATION INCORPORATED BY REFERENCE

      The financial statements of the Company for the three- and six-month periods ended August 31 and November 30, 1996, which appear in the Company's quarterly reports on Form 10-Q for the periods ended on such dates, are incorporated by reference in this proxy statement. Stockholders may obtain copies of such quarterly reports on Form 10-Q upon oral or written request to Medicus Systems Corporation, Attention:
Chief Financial Officer, One Rotary Center, Evanston, Illinois, 60201, telephone (847) 570-7500.


                  PROPOSALS BY STOCKHOLDERS

      Any proposals by stockholders intended to be presented at the 1997 Annual Meeting must be received by the Company no later than June 30, 1997.


                        OTHER MATTERS

      Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting material to each beneficial owner of stock held of record by them, and the Company will, upon request, reimburse them for the reasonable expense of doing so. The entire cost of the solicitation will be borne by the Company.

      The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted with respect to such matters in accordance with the judgment of the persons acting under the proxies.


             By Order of the Board of Directors

                      William G. Brown
                          Secretary

                                                   EXHIBIT A


                 MEDICUS SYSTEMS CORPORATION

          1996 C.E.O. REPLACEMENT STOCK OPTION PLAN


      The  purpose  of the  1996  C.E.O.  Replacement  Stock
Option Plan (the "Replacement Plan") is to benefit the Company through the maintenance and development of management by offering certain present and future executive and key personnel a favorable opportunity to become stockholders in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company. Options granted under the Replacement Plan are intended not to qualify as "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be construed so as to carry out that intention.

      1........Administration. The Replacement Plan shall be
administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two "disinterested" "outside" directors designated by the Board of Directors. For purposes of the Replacement Plan, (a) "disinterested" directors shall include directors who meet the tests for "disinterested administration" of the Replacement Plan under the rules and regulations adopted by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934 and (b) "outside" directors shall include directors who meet the tests for "outside director" under the regulations adopted by the Internal Revenue Service relating to Section 162 of the Code, including all of the transition rules thereunder. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. This Replacement Plan is intended to qualify for exemption from
Section 16(b) of the Securities Exchange Act of 1934 and to qualify as performance-based compensation under Section 162 of the Code and shall be interpreted in such a way as to result in such qualification.

      Subject to the provisions of the Replacement Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the persons to be granted options under the Replacement Plan, (b) to determine the number of shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 4 of the Replacement Plan,
(e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to prescribe the form or forms of the agreements evidencing any options granted under the Replacement Plan (which forms shall be consistent with the Replacement Plan), (g) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Replacement Plan, and (h) to construe and interpret the Replacement Plan, the rules and regulations and the agreements evidencing options granted under the Replacement Plan and to make all other determinations deemed necessary or advisable for the administration of the Replacement Plan. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Replacement Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Replacement Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

      2........Eligibility. Options shall be granted only to
key employees and directors (other than members of the Committee) of the Company.

      3........Granting of Options.

      (a)The Committee may grant options under which a total of not more than 400,000 shares of the Common Stock of the Company may be purchased, subject to adjustment as provided in paragraph 9. Since the Replacement Plan is being adopted principally to be used for the Chief Executive Officer, options to purchase up to 400,000 shares of the Common Stock of the Company may be granted to the Chief Executive Officer but options (including options made available by cancellation, lapse, or otherwise) shall not be granted to the same individual to purchase more than 400,000 shares hereunder. This Replacement Plan replaces the 1996 C.E.O. Plan of the Company's predecessor, Managed Care Solutions, Inc., formerly known as Medicus Systems Corporation, which predecessor C.E.O. Plan and the options to purchase 350,000 shares granted thereunder are being terminated on the date of the adoption of the Replacement Plan and new options under the Replacement Plan are being granted to purchase the same number of shares as were subject to option under the terminated C.E.O. Plan. If the 350,000 options granted to the Chief Executive
         Officer under the predecessor C.E.O. Plan and canceled and replaced with options granted under the Replacement Plan are deemed to have been granted pursuant to the Replacement Plan, options to purchase no more than 750,000 shares of the common stock of the Company (the 350,000 canceled options plus the 400,000 available under the Replacement Plan) shall be deemed to be available to be granted to the Chief Executive Officer hereunder.

      (b)No options shall be granted under the Replacement Plan after March 12, 2006. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of common stock.

      (c)Nothing contained in the Replacement Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company, or interfere in any way with the right of the Company to terminate his employment at any time.

         4........Option  Price.  The option  price shall be
determined by the Committee and, subject to the provisions of paragraph 9, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option.

         5........Duration   of  Options,   Increments   and
Extensions.

      (a)Subject to the provisions of paragraph 7, each option shall be for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option shall become exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant.

      (b)The Committee may in its discretion (i) accelerate the exercisability of any option or (ii) at any time before the expiration or termination of an option previously granted, extend the terms of such option (including options held by officers) for such additional period as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

         6........Exercise of Option.

      (a)An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash or by check, except that the Committee may permit the purchase price for the shares to be paid, all or in part, by the delivery to the Company of other shares of Common Stock of the Company in such circumstances and manner as it may specify. For this purpose, the per share value of the Company's Common Stock shall be the fair market value at the close of business on the date preceding the exercise date.

      (b)At the time of exercise of any option, the Committee may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise, to deliver to the Company a written representation of present intention to purchase the shares for his own account for investment and an agreement not to distribute or sell such shares in violation of the registration provisions of applicable securities laws. If such representation and agreement are required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent.

      (c)Each option shall also be subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      (d)If the Committee shall determine it necessary or desirable for any reason, an option shall provide that it is contemplated that the shares acquired through the exercise of the option will not be registered under applicable federal and state securities laws and that such shares cannot be resold unless they are registered under such laws or unless an exemption from registration is available, and the certificate for any such shares issued upon the exercise of the option shall bear a legend making appropriate reference to such provisions.

         7....Termination of Employment-Exercise Thereafter.

      (a)If the employment or tenure as a director of any optionee with the Company is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire thirty days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier), and all rights to purchase shares pursuant thereto shall terminate at such time. Temporary absence from employment because of illness, vacation, approved leave of absence, or transfer of employment shall not be considered to terminate employment or to interrupt continuous employment.

      (b)In the event of termination of employment or directorship because of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established under paragraph 5 hereof, by the optionee or, if he is not living, by his heirs, legatees, or legal representative or alternate payee under a qualified domestic relations order, as the case may be, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, legal representative or alternate payee under a qualified domestic relations order, as the case may
         be), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

      (c)If an optionee is discharged for cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

      (d)Notwithstanding the foregoing provisions of this paragraph 7, the Committee may in the grant of any option make other and different provisions with respect to its exercise after the optionee's termination of employment or directorship.

         8........Non-Transferability  of Options. No option
shall be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during any optionee's lifetime only by the optionee or optionee's legal representative.

         9........Adjustment.

      (a)In the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Replacement Plan and to options under the Replacement Plan shall be proportionately adjusted.

      (b)In case of any capital reorganization, or of any reclassification of the common stock or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of outstanding shares of common stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, the Company, or the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, shall determine that upon exercise of options granted under the Replacement Plan after such capital reorganization, reclassification, consolidation, merger or sale thereon shall be issuable upon exercise of an option a kind and amount of shares of stock or other securities or property (which may, as an example, be a fixed amount of cash equal to the consideration paid to stockholders of the Company for shares transferred or sold by them) which the holders of the common stock (immediately prior to the time of such capital reorganization, reclassification, consolidation, merger or sale) are entitled to receive in such transaction as in the judgment of the Committee is required to compensate equitably for the effect of such event upon the exercise rights of the optionees. The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers and sales.

      (c)In the event of any such adjustment, the purchase price per share shall be proportionately adjusted.

         10.......Amendment  of Replacement  Plan. The Board
of Directors may amend or discontinue the Replacement Plan at any time. However, no such amendment or discontinuance shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees or any one optionee, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

         11. Effective Date. The Replacement Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If the Replacement Plan is approved by the affirmative vote of the holders of a majority of the outstanding voting stock of the Company at a duly held stockholders' meeting, it shall be deemed to have become effective on March 12, 1996, the date of adoption by the Board of Directors. Options may be granted under the Replacement Plan before its approval by the stockholders, but subject to such approval, and in each such case the date of grant shall be determined without reference to the date of the approval of the Replacement Plan by stockholders.

                                                   EXHIBIT B

                 MEDICUS SYSTEMS CORPORATION

        1996 C.E.O. SPECIAL STOCK OPTION CERTIFICATE

       (Not Qualifying as an Incentive Stock Option)

         This is to certify that the predecessor of Medicus Systems Corporation (the "Company"), a Delaware corporation and successor to the software business of Managed Care Solutions, Inc., formerly known as Medicus Systems
Corporation, has on March 12, 1996, granted to Patrick C. Sommers (the "Optionee") an option to purchase 18,000 shares of its common stock, par value $.01 per share, upon the terms and conditions set forth herein.

         1. The purchase price payable upon exercise of this option, shall be $ 2.00 per share, subject to adjustment as provided in paragraph 6 below. 2. The exercise of this option shall be subject to the following conditions:

                  (a) This option shall become exercisable with respect to 100% of the shares subject to this option on February 28, 1997. All or any part of the shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

                  (b) This option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by (i) the full purchase price for the shares to be purchased either in cash or by check; and (ii) payment in full of all withholding taxes due as a result of the exercise or another arrangement satisfactory to the Company for the payment of such withholding taxes.

                  (c) At the time of any exercise of this option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his heirs, legatees or legal representative, as the case may be) as a condition upon the exercise, to deliver to the Company a written representation of present intention to purchase the shares for his own account for investment and an agreement not to distribute or sell such shares in violation of the registration provisions of applicable securities laws. If such representation and agreement are required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his exercise of part or all of this option and a stop transfer order may be placed with the transfer agent.

                  (d)  If  at  any   time  a   disinterested
committee of the Board of Directors determines, in its discretion, that the listing, registration or qualification of the shares subject to this option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, this option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable by the disinterested committee of the Board of Directors.

         3. The term of this option is ten years, but subject to earlier expiration as provided in paragraph 5. This option is thus not exercisable to any extent after the expiration of ten years from the date of this stock option certificate, or after any earlier expiration date that may be applicable under the terms of paragraph 5.

         4. This option is not  transferable by the Optionee
otherwise   than  by  will  or  the  laws  of  descent   and
distribution, and during the life of the Optionee it is exercisable only by him.

         5. (a) If the employment of the Optionee with the Company or any of its subsidiaries is terminated for any reason other than death, permanent disability, retirement or cause, this option, to the extent it is exercisable on the date of termination, shall expire thirty days after the later of (i) February 28, 1997, and (ii) the date of termination of employment (or upon the scheduled termination of this option, if earlier), and all rights to purchase shares pursuant thereto shall terminate at such time. Temporary absence from employment because of illness, vacation or approved leaves of absence, or transfers of employment among the Company and its parent or subsidiary corporations, shall not be considered to terminate employment or to interrupt continuous employment.

                  (b)  In  the  event  of   termination   of
employment because of death or permanent disability (within the meaning of section 22(e)(3) of the Internal Revenue Code, as amended), this option may be exercised in full, without regard to the installments established by paragraph 2(a), by the Optionee or, if he is not living, by his heirs, legatees, or legal representative, as the case may be, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment because of retirement, this option may be exercised by the Optionee (or if he dies within three months after such termination, by his heirs, legatees or legal representative, as the case may be) at any time during its specified term prior to three months after the date of such termination, but only to the extent this option was exercisable at the date of such termination.

                  (c)  If the  Optionee  is  discharged  for
cause, this option shall expire forthwith and all rights to purchase shares under it shall terminate on the later of (i) 30 days following February 28, 1997, and (ii) the date of discharge. For this purpose, "discharge for cause" means a
discharge   on  account   of   dishonesty,   disloyalty   or
insubordination.

         6. (a) In the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this option shall be proportionately adjusted.

                  (b) In case of any capital reorganization,
or of any reclassification of the common stock or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of outstanding shares of common stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, the Company, or the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, shall give notice to the Optionee providing that upon exercise of this option after such capital reorganization, reclassification, consolidation, merger or sale there shall be issuable upon exercise of this option a kind and amount of shares of stock or other securities or property (which may, as an example, be a fixed amount of cash equal to the consideration paid to stockholders of the Company for shares transferred or sold by them) which the holders of the common stock (immediately prior to the time of such capital reorganization, reclassification, consolidation, merger or sale) are entitled to receive in such transaction upon exercise as in the judgment of a disinterested committee Board of Directors is required to compensate equitably for the effect of such event upon the exercise rights of the Optionee. The above provisions of this Section shall similarly apply to
successive        reorganizations,        reclassifications,
consolidations, mergers and sales.

                  (c) In the event of any such adjustment, the purchase price per share shall be proportionately adjusted.

         7. The granting of this option shall not confer upon the Optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

         8. Neither the Optionee nor his heirs, legatees, or legal representative shall have any rights of stockholders with respect to the shares subject to this option until such shares are actually issued upon exercise of this option.

         9. (a) This option is granted pursuant to a resolution of the Board of Directors of the Company, and is explicitly not granted pursuant to or under an Incentive Stock Option Plan as defined in the Internal Revenue Code. Thus this option is intended not to qualify as an "incentive stock option" under the Internal Revenue Code.

                  (b) This option shall be administered by a committee of disinterested outside members of the Board of Directors of the Company, whose interpretation of the terms and provisions of this option shall be final and conclusive.

         This certificate is executed as of the date on which this option evidenced by it is granted as stated above.

                 MEDICUS SYSTEMS CORPORATION



By /s/ William W. Cowan
-----------------------
       William W. Cowan
       Vice President

                                                 EXHIBIT C
                          Form of

              MEDICUS SYSTEMS CORPORATION, INC.

         (1989/1991/1993/1993 PERFORMANCE, AND 1994)
     STOCK OPTION AND RESTRICTED STOCK PLAN, AS AMENDED
                     ____________, 199_


         The purpose of this Stock Option Plan (the "Plan") is to benefit Medicus Systems Corporation, Inc. (the "Company") and its subsidiaries through the maintenance and development of management by offering certain present and future executive and key personnel a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries. Options granted under this Plan are intended not to qualify as "Incentive Stock Options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be construed so as to carry out that intention.

         1. Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two "disinterested" "outside" directors designated by the Board of Directors. For purposes of this Plan, (a) "disinterested" has the meaning under the tests for "disinterested administration" of the Plan under the rules and regulations adopted by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934 and (b) "outside" has the meaning under the tests for "outside director" under the Regulations adopted by the Internal Revenue Service relating to Section 162(m) of the Code, or any successor provision,, including all of the transition rules thereunder. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. This Plan is intended to qualify for exemption from Section 16(b) of the Securities Exchange Act of 1934 and stock options issued under the Plan are intended to qualify as performance-based compensation under Section 162(m) of the Code and the Plan shall be interpreted in such a way as to result in such qualification.

         Subject to the provisions of the Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the persons to be granted options under the Plan, (b) to determine the number of shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in
Section 4 of the Plan, (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to prescribe the form or forms of the agreements evidencing any options granted under the Plan (which forms shall be consistent with the Plan), (g) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan, and (h) to construe and interpret the Plan, the rules and regulations and the agreements evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

         In addition, the Committee shall have the authority, in its sole discretion, (a) to determine the individuals to whom shares of Restricted Stock are granted under the Plan; (b) to determine the number of Restricted Shares subject to each such grant; (c) to determine the time or times when Restricted Shares are granted; (d) to determine the time or times when, or conditions upon which, the restrictions on such Restricted Shares lapse (the duration of such restrictions hereinafter referred to as the "Restricted Period"); (e) to accelerate the Restricted Period for Restricted Shares granted pursuant to the Plan including with respect to Restricted Shares held by employees whose employment has been terminated by reason of death, permanent disability or retirements; (f) to determine the term of each grant of Restricted Shares; (g) to prescribe the form or forms of agreements which evidence Restricted Shares granted under the Plan; and (h) to interpret the Plan and to adopt rules or regulations (consistent with the terms of the Plan) which, in the Committee's opinion, may be necessary or advisable for the administration of the Plan.

         2. Eligibility. Options shall be granted only to key employees and directors (other than members of the Committee) of the Company and its subsidiaries.

         3. Granting of Options and Restricted Shares.

                  (a) The  Committee  may grant  options and
         Restricted Shares under which a total of not more than ________ (1989 Plan: 220,000 shares; 1991
         Plan:  200,000  shares;  1993 Plan:  300,000;  1993
         Performance  Plan:  200,000 shares;  and 1994 Plan:
         400,000 shares) of the Common Stock of the Company may be purchased from or provided by the Company, subject to adjustment as provided in Paragraph 9 of this Plan. The maximum number of shares subject to all options, together with all Restricted Shares, granted to an individual in any calendar year shall in no event exceed 100,000, subject to adjustment as provided in Section 9.

                  (b) No options or Restricted Shares shall be granted under the Plan after (1989 Plan: January 2, 1999; 1991 Plan: August 31, 2001; 1993 Plan:
         January 31, 2003; 1993 Performance Plan: March 31, 2001; and 1994 Plan: April 14, 2004). If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options or granted as Restricted Shares may be made available from unissued or reacquired shares of Common Stock.

                  (c)  Nothing  contained  in the Plan or in
         any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

         4. Option Price. The option price shall be determined by the Committee and, subject to the provisions of paragraph 9, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option.

         5. Duration of Options, Increments and Extensions and Rights and Restrictions Governing Restricted Shares.

                  (a) Subject to the provisions of paragraph
         7, each option shall be for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option shall become exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant.

                  (b) The  Committee  may in its  discretion
         (i) accelerate the  exercisability of any option or
         (ii) at any time before the expiration or termination of an option previously granted, extend the terms of such option (including options held by officers) for such additional period as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

                  (c) At the  time of  grant  of  Restricted
         Shares, subject to the receipt by the Company of any applicable consideration for such Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock granted to an individual shall be registered either in his name or for his benefit either individually or collectively with others, but shall be held by the Company for the account of the individual. The individual shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends, to exercise rights, and to vote such Common Stock and any securities issued upon exercise of rights, subject to the following restrictions: (a) the individual shall not be entitled to delivery of certificates representing such shares of Common Stock and any other such securities until the expiration of the Restricted Period, (b) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period, and (c) all of the Restricted Shares shall be forfeited and all rights of the individual to such Restricted Shares shall terminate without further obligation on the part of the Company unless the individual remains in the continuous employment of the Company for the entire Restricted Period in relation to which such Restricted Shares were granted, except as otherwise allowed by
         Section 7 hereof. Any shares of Common Stock or other securities or property received with respect to such shares shall be subject to the same restrictions as such Restricted Shares.

         6.  Exercise of Options and Payments of  Restricted
Shares.

                  (a) An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash or by check, except that the Committee may permit the purchase price for the shares to be paid, all or in part, by the delivery to the Company of other shares of common stock of the Company in such circumstances and manner as it may specify. For this purpose, the per share value of the Company's common stock shall be the fair market value at the close of business on the date preceding the date of exercise.

                  (b) At the time of exercise of any option,
         the Committee may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, legal representative, or alternate payee under a domestic relations order, as the case may be) as a condition upon the exercise, to deliver to the Company a written representation of present intention to purchase the shares for his own account for investment and an agreement not to distribute or sell such shares in violation of the registration provisions of applicable securities laws. If such representation and agreement are required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent.

                  (c) Each option shall also be subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  (d) If the  Committee  shall  determine it
         necessary or desirable for any reason, an option shall provide that it is contemplated that the shares acquired through the exercise of the option will not be registered under applicable federal and state securities laws and that such shares cannot be resold unless they are registered under such laws or unless an exemption from registration is available, and the certificate for any such shares issued upon the exercise of the option shall bear a legend making appropriate reference to such provisions.

                  (e) At the end of the  Restricted  Period,
         all restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to the Restricted Shares granted in relation to such Restricted Period, and one or more stock certificates for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the individual or such shares of Common Stock shall be credited to a brokerage account if the individual so directs.

                  (f)  The   Company   may,   in  its   sole
         discretion, offer an individual the right, by execution of a written agreement, to defer the receipt of all or any portion of the payment, if any, for Restricted Shares. If such an election to defer is made, the shares of Common Stock receivable in payment for Restricted Shares shall be deferred as stock units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Common Stock that would have been paid to the individual. Such stock units shall represent only a contractual right and shall not give the individual any interest, right or title to any shares of Common Stock the deferral period. The cash receivable in payment for fractional shares receivable shall be deferred as cash units. Deferred stock units may be credited annually with the appreciation factor contained in the deferred compensation agreement or plan, which may include dividend equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreements.

         7. Termination of Employment; Exercise Thereafter.

                  (a)  If  the  employment  or  tenure  as a
         director of any optionee with the Company or any of its subsidiaries is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire thirty days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier), and all rights to purchase shares pursuant thereto shall terminate at such time. Temporary absence from employment because of illness, vacation, approved leave of absence, or transfer of employment among the Company and its parent or subsidiary corporations, shall not be considered to terminate employment or to interrupt continuous employment.

                  (b)  In  the  event  of   termination   of
         employment or directorship because of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established under paragraph 5 hereof, by the optionee or, if he is not living, by his heirs, legatees, legal representative, or alternate payee pursuant to a domestic relations order, as the case may be, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, legal representative, or alternate payee under a domestic relations order, as the case may
         be), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

                  (c)  If  an  optionee  is  discharged  for
         cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

                  (d)    Notwithstanding    the    foregoing
         provisions of this paragraph 7, the Committee may in the grant of any option make other and different provisions with respect to its exercise after the optionee's termination of employment or directorship.

                  (e)  If  an  individual  ceases  to  be an
         employee of the Company by reason of death, disability or retirement (as such terms are described in subsection (b) above) prior to the end of a Restricted Period, all Restricted Shares granted to such individual are immediately payable in the manner set forth in Section 6(e). Upon a termination of employment for a reason other than death, disability or retirement (as such terms are described in subsection (b) above) prior to the end of a Restricted Period, an individual shall immediately forfeit all Restricted Shares previously granted, unless the Committee, in its sole discretion, finds that the circumstances in the particular case so warrant and allows a Participant whose employment has so terminated to retain any or all of the Restricted Shares granted to such individual.

         8. Non-Transferability of Options. No option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a domestic relations order and each option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative.

         9. Adjustment.

                  (a)  In  the  event  that  the   Company's
         outstanding Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to options under this Plan shall be proportionately adjusted.

                  (b) In case of any capital reorganization,
         or of any reclassification of the Common Stock or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, the Company, or the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, shall determine that upon exercise of options granted under the Plan after such capital reorganization, reclassification, consolidation, merger or sale there shall be issuable upon exercise of an option a kind and amount of shares of stock or other securities or property (which may, as an example, be a fixed amount of cash equal to the consideration paid to stockholders of the Company for shares transferred or sold by them) which the holders of the Common Stock (immediately prior to the time of such capital reorganization, reclassification, consolidation, merger or sale) are entitled to receive in such transaction as in the judgment of the Committee is required to compensate equitably for the effect of such event upon the exercise rights of the optionees. The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers and sales.

                  (c) In the  event of any  such  adjustment
         the    purchase    price   per   share   shall   be
         proportionately adjusted.

         10. Amendment of Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

         11. Effective Date. The Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If the Plan is approved by the affirmative vote of the holders of a majority of the outstanding voting stock of the Company represented in person or by proxy at a duly held stockholders' meeting, it shall be deemed to have become effective on the date of such approval (1989 Plan: March 22, 1989; 1991 Plan: September 9, 1991; 1993 Plan: February 27, 1993; 1993 Performance Plan:
April 22, 1993; 1994 Plan: April 15, 1994). Options may be granted under the Plan before its approval by the stockholders, but subject to such approval, and in each such case the date of grant shall be determined to be the date of the approval of the Plan by stockholders.

                                                   EXHIBIT D

              MEDICUS SYSTEMS CORPORATION, INC.

    1997 EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLAN



         The purpose of this Stock Option and Restricted Stock Plan (the "Plan") is to benefit Medicus Systems Corporation, Inc. (the "Company") and its subsidiaries through the maintenance and development of management by offering certain present and future executive and key personnel a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries. Options granted under this Plan are intended not to qualify as "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be construed so as to carry out that intention.

         1. Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two "disinterested" "outside" directors designated by the Board of Directors. For purposes of this Plan, (a) "disinterested" has the meaning under the tests for "disinterested administration" of the Plan under the rules and regulations adopted by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934 and (b) "outside" has the meaning under the tests for "outside director" under the Regulations adopted by the Internal Revenue Service relating to Section 162(m) of the Code, or any successor provision, including all of the transition rules thereunder. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. This Plan is intended to qualify for exemption from Section 16(b) of the Securities Exchange Act of 1934 and stock options issued under the Plan are intended to qualify as performance-based compensation under Section 162(m) of the Code and the Plan shall be interpreted in such a way as to result in such qualification.

         Subject to the provisions of the Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the persons to be granted options under the Plan, (b) to determine the number of shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in
Section 4 of the Plan, (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to prescribe the form or forms of the agreements evidencing any options granted under the Plan (which forms shall be consistent with the Plan), (g) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan, and (h) to construe and interpret the Plan, the rules and regulations and the agreements evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

         In addition, the Committee shall have the authority, in its sole discretion, (a) to determine the individuals to whom shares of Restricted Stock are granted under the Plan; (b) to determine the number of Restricted Shares subject to each such grant; (c) to determine the time or times when Restricted Shares are granted; (d) to determine the time or times when, or conditions upon which, the restrictions on such Restricted Shares lapse (the duration of such restrictions hereinafter referred to as the "Restricted Period"); (e) to accelerate the Restricted Period for Restricted Shares granted pursuant to the Plan including with respect to Restricted Shares held by employees whose employment has been terminated by reason of death, permanent disability or retirements; (f) to determine the term of each grant of Restricted Shares; (g) to prescribe the form or forms of agreements which evidence Restricted Shares granted under the Plan; and (h) to interpret the Plan and to adopt rules or regulations (consistent with the terms of the Plan) which, in the Committee's opinion, may be necessary or advisable for the administration of the Plan.

         2. Eligibility. Options shall be granted only to key employees and directors (other than members of the Committee) of the Company and its subsidiaries.

         3. Granting of Options and Restricted Shares.

                  (a) The Committee may grant options and Restricted Shares under which a total of not more than 300,000 shares of the Common Stock of the Company may be purchased from or provided by the Company, subject to adjustment as provided in Paragraph 9 of this Plan. The maximum number of shares subject to all options, together with all Restricted Shares, granted to an individual in any calendar year shall in no event exceed 100,000, subject to adjustment as provided in Section 9.

                  (b) No options or Restricted  Shares shall
         be granted under the Plan after January 2, 2007. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options or granted as Restricted Shares may be made available from unissued or reacquired shares of Common Stock.

                  (c)  Nothing  contained  in the Plan or in
         any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

         4. Option Price. The option price shall be determined by the Committee and, subject to the provisions of paragraph 9, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option.

         5. Duration of Options, Increments and Extensions and Rights and Restrictions Governing Restricted Shares.

                  (a) Subject to the  provisions  of Section
         7, each option shall be for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option shall become exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant.

                  (b) The  Committee  may in its  discretion
         (i) accelerate the  exercisability of any option or
         (ii) at any time before the expiration or termination of an option previously granted, extend the terms of such option (including options held by officers) for such additional period as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

                  (c) At the  time of  grant  of  Restricted
         Shares, subject to the receipt by the Company of any applicable consideration for such Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock granted to an individual shall be registered either in his name or for his benefit either individually or collectively with others, but shall be held by the Company for the account of the individual. The individual shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends, to exercise rights, and to vote such Common Stock and any securities issued upon exercise of rights, subject to the following restrictions: (a) the individual shall not be entitled to delivery of certificates representing such shares of Common Stock and any other such securities until the expiration of the Restricted Period, (b) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period, and (c) all of the Restricted Shares shall be forfeited and all rights of the individual to such Restricted Shares shall terminate without further obligation on the part of the Company unless the individual remains in the continuous employment of the Company for the entire Restricted Period in relation to which such Restricted Shares were granted, except as otherwise allowed by
         Section 7 hereof. Any shares of Common Stock or other securities or property received with respect to such shares shall be subject to the same restrictions as such Restricted Shares.

         6.  Exercise of Options and Payments of  Restricted
Shares.

                  (a) An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash or by check, except that the Committee may permit the purchase price for the shares to be paid, all or in part, by the delivery to the Company of other shares of Common Stock of the Company in such circumstances and manner as it may specify. For this purpose, the per share value of the Company's Common Stock shall be the fair market value at the close of business on the date preceding the date of exercise.

                  (b) At the time of exercise of any option,
         the Committee may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, legal representative, or alternate payee under a domestic relations order, as the case may be) as a condition upon the exercise, to deliver to the Company a written representation of present intention to purchase the shares for his own account for investment and an agreement not to distribute or sell such shares in violation of the registration provisions of applicable securities laws. If such representation and agreement are required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent.

                  (c) Each option shall also be subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  (d) If the  Committee  shall  determine it
         necessary or desirable for any reason, an option shall provide that it is contemplated that the shares acquired through the exercise of the option will not be registered under applicable federal and state securities laws and that such shares cannot be resold unless they are registered under such laws or unless an exemption from registration is available, and the certificate for any such shares issued upon the exercise of the option shall bear a legend making appropriate reference to such provisions.

                  (e) At the end of the  Restricted  Period,
         all restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to the Restricted Shares granted in relation to such Restricted Period, and one or more stock certificates for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the individual or such shares of Common Stock shall be credited to a brokerage account if the individual so directs.

                  (f)  The   Company   may,   in  its   sole
         discretion, offer an individual the right, by execution of a written agreement, to defer the receipt of all or any portion of the payment, if any, for Restricted Shares. If such an election to defer is made, the shares of Common Stock receivable in payment for Restricted Shares shall be deferred as stock units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Common Stock that would have been paid to the individual. Such stock units shall represent only a contractual right and shall not give the individual any interest, right or title to any shares of Common Stock during the deferral period. The cash receivable in payment for fractional shares receivable shall be deferred as cash units. Deferred stock units may be credited annually with the appreciation factor contained in the deferred compensation agreement or plan, which may include dividend equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreements.

         7. Termination of Employment; Exercise Thereafter.

                  (a)  If  the  employment  or  tenure  as a
         director of any optionee with the Company or any of its subsidiaries is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire thirty days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier), and all rights to purchase shares pursuant thereto shall terminate at such time. Temporary absence from employment because of illness, vacation, approved leave of absence, or transfer of employment among the Company and its parent or subsidiary corporations, shall not be considered to terminate employment or to interrupt continuous employment.

                  (b)  In  the  event  of   termination   of
         employment or directorship because of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established under paragraph 5 hereof, by the optionee or, if he is not living, by his heirs, legatees, legal representative, or alternate payee pursuant to a domestic relations order, as the case may be, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, legal representative, or alternate payee under a domestic relations order, as the case may
         be), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

                  (c)  If  an  optionee  is  discharged  for
         cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

                  (d)    Notwithstanding    the    foregoing
         provisions of this paragraph 7, the Committee may in the grant of any option make other and different provisions with respect to its exercise after the optionee's termination of employment or directorship.

                  (e)  If  an  individual  ceases  to  be an
         employee of the Company by reason of death, disability or retirement (as such terms are described in subsection (b) above) prior to the end of a Restricted Period, all Restricted Shares granted to such individual are immediately payable in the manner set forth in Section 6(e). Upon a termination of employment for a reason other than death, disability or retirement (as such terms are described in subsection (b) above) prior to the end of a Restricted Period, an individual shall immediately forfeit all Restricted Shares previously granted, unless the Committee, in its sole discretion, finds that the circumstances in the particular case so warrant and allows a Participant whose employment has so terminated to retain any or all of the Restricted Shares granted to such individual.

         8. Non-Transferability of Options. No option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a domestic relations order and each option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative.

         9.       Adjustment.

                  (a)  In  the  event  that  the   Company's
         outstanding Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to options under this Plan shall be proportionately adjusted.

                  (b) In case of any capital reorganization,
         or of any reclassification of the Common Stock or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, the Company, or the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, shall determine that upon exercise of options granted under the Plan after such capital reorganization, reclassification, consolidation, merger or sale there shall be issuable upon exercise of an option a kind and amount of shares of stock or other securities or property (which may, as an example, be a fixed amount of cash equal to the consideration paid to stockholders of the Company for shares transferred or sold by them) which the holders of the Common Stock (immediately prior to the time of such capital reorganization, reclassification, consolidation, merger or sale) are entitled to receive in such transaction as in the judgment of the Committee is required to compensate equitably for the effect of such event upon the exercise rights of the optionees. The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers and sales.

                  (c) In the  event of any  such  adjustment
         the    purchase    price   per   share   shall   be
         proportionately adjusted.

         10. Amendment of Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

         11. Effective Date. The Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If the Plan is approved by the affirmative vote of the holders of a majority of the outstanding voting stock of the Company represented in person or by proxy at a duly held stockholders' meeting, it shall be deemed to have become effective on the date of such approval. Options may be granted under the Plan before its approval by the stockholders, but subject to such approval, and in each such case the date of grant shall be determined to be the date of the approval of the Plan by stockholders.

                                                   EXHIBIT E

            STOCK PURCHASE AND WARRANT AGREEMENT


      This Stock Purchase and Warrant Agreement (the "Agreement") is entered into as of January 2, 1997 between Medicus Systems Corporation, a Delaware corporation (the "Company"), and Richard C.Jelinek(*)[the Boston Safe Deposit
                =================
and Trust Company of California, or its successors, as trustee of the Richard C. Jelinek Charitable Remainder Unitrust dated August 3, 1993](**) (the "Shareholder").

* Language for Agreement with Richard C. Jelinek appears double-underlined.
** Language for Agreement with Richard C. Jelinek Trust appears in brackets [ ].

                  W I T N E S S E T H

      WHEREAS, the Shareholder is the beneficial owner of 1,837,900 [450,000] shares of Common Stock, $.01 par value
=========
("Common Stock"), of the Company, and the Shareholder wishes to sell 550,000 [450,000] of such shares to the Company
         =======
(such shares of Common Stock to be sold being referred to as the "Shares");

      WHEREAS,   the   Shareholder   holds  an  option  (the
                                     =======================
"Option")  to purchase all 500 of the  authorized  [will own
=================================================
225] shares of the Company's Voting Preferred Stock [("Voting Preferred Shares") immediately prior to the closing of the transactions contemplated in this Agreement;](275 shares of such shares of Voting Preferred
            ================================================
Stock being referred to as the "Voting Preferred Shares");
==========================================================

      WHEREAS,  the  Shareholder  intends  to  exercise  the
      ======================================================
Option;
======
      WHEREAS, the Board of Directors (the "Board") of the Company has determined that it is in the best interest of its stockholders for the Company to acquire the Shares and the Voting Preferred Stock owned by the Shareholder, all upon the terms and subject to the conditions set forth herein;

      NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the Company and the Shareholder hereby agree as follows:

                  1. The Purchase.  Subject to the terms and
conditions set forth in this Agreement, the Company agrees to purchase from the Shareholder, and the Shareholder agrees to sell, assign and transfer to the Company on the Closing Date (as defined below), all of the Shareholder's right, title and interest in the Shares and all of the Shareholder's right, title and interest in the Voting Preferred Shares.

                  2.  The   Closing.   The  Closing  of  the
transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Bell, Boyd & Lloyd, Three First National Plaza, Chicago, Illinois not later than April 15, 1997, unless the parties otherwise agree. The date upon which the Closing occurs is herein referred to as the Closing Date.

                  3.  Payment.  At  the  Closing,   (a)  the
Company shall deliver to the Shareholder (i) cash consideration of $2,475,000 [$2,025,000] (the "Cash
                     ==========
Consideration"), (ii) a promissory note, in substantially the form of Exhibit A hereto, with 50% of the principal amount maturing in one year and the balance one year thereafter and bearing 8% interest, in the aggregate principal amount of $1,100,000 [$900,000] (the "Promissory
                     ==========
Note"),  and (iii) a Warrant to purchase  220,000  [180,000]
                                          =======
shares of Common Stock at an exercise price of $8.00 per share, which shall be substantially in the form of Exhibit B hereto (the "Warrant"), and (b) the Shareholder shall deliver to the Company certificates representing all of the Shares and all of the Voting Preferred Shares, together with duly executed stock powers with respect to the Shares and Voting Preferred Shares in blank in form satisfactory to the Company. The Company shall make payment of the Cash Consideration pursuant to this Section 3 on the Closing Date by wire transfer to an account designated by the Shareholder in an amount equal to the Cash Consideration.

                  4.  Representations  and Warranties of the
Shareholder. The Shareholder hereby represents and warrants to the Company that:

                  (a) This Agreement has been duly executed by the Shareholder and is the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms. Such execution and delivery do not, and performance of this Agreement will not,
(i) conflict with, violate or breach any order, judgment, injunction or decree of any court, arbitrator, government or governmental agency or instrumentality against or binding on the Shareholder or by which any of his assets or properties are bound or affected, (ii) constitute a violation by the Shareholder of any law, rule, regulation, order, judgment or decree applicable to the Shareholder or by which any property or asset of the Shareholder is bound or affected or
(iii) conflict with, violate, breach or cause a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Shareholder is party or by which any of his assets or properties are bound or affected or result in the creation of a lien or other encumbrance on any of his Shares.

                  (b) The Shareholder has had access to such
information concerning the Company, its business and its financial condition as he [the Shareholder] deemed necessary
                       ==
in connection with the transactions contemplated by this Agreement.

                  (c) On the Closing Date,  the  Shareholder
will have valid title to all of the Shares and the Voting Preferred Shares, in each case free and clear of any liens, charges or encumbrances, and such Shares and Voting Preferred Shares will not be subject to any claims by virtue of rights, options, contracts, calls, agreements or otherwise.

                  (d) The sale by the  Shareholder  pursuant
to this Agreement and the delivery of the certificate(s) representing the Shares and the Voting Preferred Shares to the Company will transfer to the Company good and valid title to the Shares and the Voting Preferred Shares free and clear of all claims, liens, encumbrances, security interests, proxies, voting and other restrictions or interests of any nature whatsoever.

                  (e) The Shareholder  acknowledges (i) that
representatives of the Company have strongly recommended that the Shareholder engage separate counsel to represent the Shareholder in connection with the negotiation of this Agreement, and (ii) that the Shareholder has determined, nevertheless, not to be represented by counsel in the negotiation of this Agreement. The Shareholder has made this decision in part based upon his own [the] extensive business
                            =======
and investment experience [of Richard C. Jelinek], as well as the involvement of William G. Brown, a director and secretary of the Company, and a partner in the law firm of Bell, Boyd & Lloyd, counsel to the Company, in the negotiation and preparation of the Agreement and related documents, Mr. Brown having had a long-standing personal and business relationship with the Shareholder [Mr. Jelinek];
                                 ===========
however, the Shareholder acknowledges that Mr. Brown has been acting solely as a representative of the Company, and has not been representing the Shareholder's interests, in such matters. The Shareholder represents that he [the
                                                    ==
Shareholder] has read and fully understands this Agreement, the Warrant and the Promissory Note.

                  5.  Representations  and Warranties of the
Company. The Company hereby represents and warrants to the Shareholder that:

                  (a)  The  Company  is a  corporation  duly
organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now been conducted.

                  (b)  The   Company   has   all   necessary
corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the purchase of the Shares pursuant hereto have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the purchase of the Shares hereunder, other than the stockholder approval contemplated in Sections 6(f) [6(e)] and 7(c) ==== below. This Agreement has been duly and validly executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (c) The execution and delivery of this Agreement by the Company do not, and performance of this Agreement by the Company will not, (i) conflict with, violate or breach the Certificate of Incorporation or By-laws of the Company, (ii) conflict with, violate or breach any order, judgment, injunction or decree of any court, arbitrator, government or governmental agency or instrumentality against or binding on the Company or by which any of its assets or properties are bound or affected,
(iii) constitute a violation by the Company of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected or (iv) conflict with, violate, breach or cause a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company is a party or by which any of the Company's assets or properties are bound or affected or result in the creation of a lien or other encumbrance on any of its assets or properties.

                  6.  Conditions  Precedent to the Company's
Obligations. The obligations of the Company to purchase the Shares and the Voting Preferred Shares and issue the Warrant pursuant to this Agreement are subject to the fulfillment of the following conditions:

                  (a) The representations and warranties of the Shareholder contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made as of the Closing Date;

                  (b) The performance of this Agreement by the Company shall not conflict with or violate any order, judgment or decree applicable to the Company or by which any of its assets or properties are bound or affected;

                  (c) The Shareholder shall have delivered to the Company certificate(s) evidencing all of the Shares, together with stock powers in form satisfactory to the Company executed in blank;

                  (d) The  Shareholder  shall have delivered
to the Company  certificate(s)  evidencing all of the Voting
Preferred  Shares,   together  with  stock  powers  in  form
satisfactory to the Company executed in blank;

                  (e) The  Shareholder  shall have delivered
                  ==========================================
to the Company his  resignation  as Chairman of the Company,
============================================================
it being  understood  that  the  Shareholder  will  remain a
============================================================
director of the Company;
=======================
                  (f) The  stockholders of the Company shall
                  ===
have  approved  the   transactions   contemplated   by  this
Agreement; and

                  (g)[(f)] All  conditions to the closing of
                  ===
the transactions contemplated by the Stock Purchase and Warrant Agreement dated the date hereof between Boston Safe
                                                 ===========
Deposit and Trust Company of California,  or its successors,
============================================================
as trustee of the Richard C.  Jelinek  Charitable  Remainder
============================================================
Unitrust  dated  August 3, 1993 (the  "Trust")  [Richard  C.
==============================================
Jelinek] and the Company (the  "Trust["Jelinek]  Agreement")
                               ======
shall have been satisfied.

                  7.    Conditions    Precedent    to    the
Shareholder's Obligations. The obligations of the Shareholder to sell the Shares and Voting Preferred Shares pursuant to this Agreement are subject to the fulfillment of the following conditions:

                  (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made as of the Closing Date;

                  (b) The Company shall have delivered to the Shareholder (i) by wire transfer an amount equal to the Cash Consideration, (ii) the Promissory Note, and (iii) the
Warrant;

                  (c) The  stockholders of the Company shall
have  approved  the   transactions   contemplated   by  this
Agreement;

                  (d) All  conditions  to the closing of the
transactions  contemplated by the Trust [Jelinek]  Agreement
                                  =====
shall have been satisfied.

                  8.    Additional    Agreements    of   the
Shareholder.

                  (a) The  Shareholder  agrees  that,  for a
period of five years from the date of this Agreement, the Shareholder will not, without the prior consent of the disinterested members of the Board, transfer any shares of Common Stock held by the Shareholder immediately after the Closing (the "Remaining Shares"), or any shares of Common Stock issuable upon exercise of the Warrant ("Warrant Shares"), except as provided in the following sentence. The restriction set forth above shall lapse as to 20% of the Remaining Shares and as to 20% of any outstanding Warrant Shares on each anniversary of the date of this Agreement, provided that any transfer of Remaining Shares or Warrant Shares as to which such restriction has lapsed may only be made (i) to a member of the immediate family of the
                                                         ===
Shareholder  [Mr.  Jelinek]  or any trust,  partnership,  or
===========
corporation beneficially owned in its entirety by members of the immediate family of the Shareholder [Mr. Jelinek], (ii)
                        ===============
as a gift to any tax-exempt organization, or (iii) in a transaction satisfying the requirements of Rule 144 promulgated under the Securities Act of 1933.

                  (b) The Shareholder further agrees that, from the date hereof through and including the fifth anniversary of the date hereof, without the Company's prior written consent, the Shareholder will not:

                           (i)    acquire,    announce    an
         intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise beneficial ownership of any Common Stock or other voting securities of the Company (collectively the "Voting Securities") or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) any Voting Securities;

                           (ii)   make,   or  in   any   way
         participate,  directly  or  indirectly  (other than
                                                 ===========
         solely  as a  member  of  the  Company's  Board  of
         ===================================================
         Directors in connection with  solicitations  by the
         ===================================================
         entire Board of Directors),  in any  "solicitation"
         ==========================
         of proxies (as such terms are defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to vote any Voting Securities, seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities, initiate or propose any shareholder proposal or induce or attempt to induce any other person to initiate any shareholder proposal;
                           (iii)  make  any   statement   or
         proposal, whether written or oral, to the Board of Directors of the Company, or to any director, officer or agent of the Company, or make any public announcement or proposal whatsoever with respect to a merger or other business combination, sale or transfer of assets, recapitalization, dividend, share repurchase, liquidation or other extraordinary corporate transaction with the Company or other transaction which could result in a change of control, or solicit or encourage any other person to make such statement or proposal;

                           (iv)  after  consummation  of the
         Closing, form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of the Company;

                           (v)  otherwise  act,  alone or in
         concert with others, to seek to exercise any control over the management, Board of Directors or policies of the Company[, other than in the performance in the normal course of his duties as a director of the Company];

                           (vi) make a public request to the
         Company (or its directors, officers, shareholders, employees or agents) to amend or waive any provisions of this Agreement, the Certificate of Incorporation or By-Laws of the Company;

                           (vii) take any action which might
         require the Company to make a public announcement regarding the possibility of any transaction referred to in paragraph (ii) above or similar transaction or, advise, assist or encourage any other persons in connection with the foregoing; or

                           (viii)  disclose  any  intention,
         plan   or   arrangement   inconsistent   with   the
         foregoing.

                  (c) The  Shareholder  agrees  that he [the
Shareholder] will vote in favor of approval of the transactions contemplated by this Agreement at least that number of shares of Common Stock as represents the same percentage of the Shareholder's holdings of Common Stock as the number of shares of Common Stock voted in favor of such approval by holders other than the Shareholder represents of all shares voted on such proposal (excluding shares which are not present, are not voted or abstain) by holders other than the Shareholder.

                  (d) The  Shareholder  agrees  that he will
                  ==========================================
resign as Chairman of the Board (while remaining a director)
============================================================
concurrently  with  the  closing  of the  purchase  and sale
============================================================
contemplated herein.
====================

                  9.  Additional  Agreements of the Company.
The Company agrees that it will use its reasonable best efforts to cause its upcoming Annual Meeting of Stockholders (the "Annual Meeting") to be held on March 3, 1997 or as soon thereafter as practicable, that it will seek approval of the transactions contemplated in this Agreement at the Annual Meeting, and that it will promptly prepare and file with the Securities and Exchange Commission ("SEC") preliminary proxy materials, and as promptly as practicable following SEC review, mail definitive proxy materials to stockholders, in connection with the Annual Meeting.

                  10.  Registration  Rights. The Shareholder
shall have the following  rights with respect to the Warrant
Shares.

                  10.1     Demand Registrations.

                  (a)  Upon  the  written   request  of  the
Shareholder that the Company register all or part of the Warrant Shares then owned by the Shareholder or which the Shareholder has a right to acquire upon exercise of the Warrant (which request shall satisfy the requirements of paragraph (c) of this Section 10.1), the Company shall, subject in all cases to the provisions of paragraph (b) of this Section 10.1, thereupon, use its reasonable best efforts to cause the Warrant Shares specified in such request to be so registered as soon as practicable, but not later than 90 days after the date of the Shareholder's written request to register.

                  (b) The Company's obligation to register all or part of the Warrant Shares pursuant to paragraph (a) of this Section 10.1 shall in all cases be subject to the following limitations and qualifications:

                           (i)  The  Company  shall  (x)  be
         required to effect only one such registration if such registration is ordered or declared effective and (y) not be obligated to file a registration statement at any time if a special audit of the Company would be required by the rules and regulations of the Securities and Exchange Commission (the "Commission") in connection therewith; and

                           (ii)   The   Company   shall   be
         entitled to postpone for a reasonable period of time not to exceed 90 days the filing of any registration statement otherwise required to be prepared and filed by it if, at the time it receives a request for registration, the Company determines, in its reasonable judgment, that such registration would materially interfere with any financing, acquisition, corporate reorganization or other material transaction then being contemplated by its Board of Directors, involving the Company, and promptly gives the Shareholder written notice of such determination and the reasons therefor, provided that the Company shall not defer its obligations in this manner more than twice in any twelve month period and the Company shall not defer its obligations until 90 days have expired after any prior deferral. In such event, the Shareholder shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement (and, in the event of such withdrawal, such request shall be ignored for purposes of counting the demand registration to which the Shareholder is entitled pursuant to this paragraph (b)).

         For purposes of this paragraph (b), "special audit" shall mean an audit other than a year-end audit, requiring an opinion of the Company's independent public accountants.

         (c) Any  written  request of the  Shareholder  made
         pursuant  to  paragraph  (a) of this  Section  10.1
         shall:

         (i) specify the number of the Warrant Shares which the Shareholder intends to offer and intends to sell;

         (ii)     state   the   firm    intention   of   the
                  Shareholder to offer such shares for sale;

         (iii)    describe    the    intended    method   of
                  distribution of such shares; and

         (iv) contain an undertaking on the part of the Shareholder to provide all such information and materials concerning the Shareholder and take all such action as may be required to permit the Company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the registration statement.

         10.2 Participation Registrations.

                  (a) If, at any time from the date hereof, the Company shall propose to register under the Securities Act an offering of Common Stock to be offered and sold by it or any stockholder, it shall give written notice of such proposed registration to the Shareholder as promptly as possible and shall, subject in all cases to paragraph (b) of this Section 10.2, use its reasonable best efforts to include in the offering such number of the Warrant Shares then owned by the Shareholder as the Shareholder shall request, within 10 days after the giving of such notice, to be included, such offering to be upon the same terms (including the method of distribution) as the Common Stock being sold by the Company pursuant to any such offering.

                  (b) The  Company's  obligation  to include
the Warrant Shares owned by the Shareholder in any offering pursuant to paragraph (a) of this Section 10.2 shall in all cases be subject to the following limitation and qualifications:

         (i) The Company shall not be required to give notice to the Shareholder or include such shares in any such registration if the proposed registration is (x) a registration of stock option or compensation plan or of the Company Common Stock issued or issuable pursuant to any such plan, or (y) a registration of the Company Common Stock proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation;

         (ii) The Company may require that the number of such shares requested to be included in such registration be reduced, or that all such shares be excluded from any such registration, if it is advised in writing by its managing underwriter that such reduction or exclusion, as the case may be, is necessary to permit the orderly sale and distribution of the securities being offered by the Company. Any reduction shall be made pro rata among all Selling Shareholders in proportion to the relative number of shares sought by each to be registered. If the Company shall require such a reduction, the Shareholder shall have the right to withdraw from the offering;

         (iii) The Company may, in its sole discretion and without the consent of the Shareholder, withdraw such registration statement and abandon the proposed offering in which the Shareholder had requested to participate; and

         (iv) The Company shall be required to effect only one such registration; provided that the Shareholder's right to registration under this Section 10.2 shall not expire unless all shares the Shareholder has requested under Section 10.2(a) to be registered have been so registered.

                  10.3     Certain Covenants of the Company.

                  (a) In connection with any registration of the Warrant Shares undertaken by the Company pursuant to
Section 10.1 and, if and to the extent appropriate,  Section
10.2, the Company shall:

         (i) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current for such period not to exceed 270 days as the Shareholder shall request and to comply with the provisions of the Securities Act with respect to the sale of all the Warrant Shares covered by such registration statement during such period;

         (iii) provide the Shareholder a reasonable opportunity to review and, in the case of registrations effected pursuant to Section 10.1, approve prior to filing (x) any
                  registration   statement   filed   by  the
                  Company in connection  with a registration
                  effected   pursuant  to  Section  10.1  or
                  Section  10.2  and (y) any  amendments  or
                  supplements to such registration statement and any prospectus used in connection therewith;

         (iv) furnish to the Shareholder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement), copies of which are in conformity with the requirements of the Securities Act, and such other documents as the Shareholder may reasonably request in order to facilitate the sale of the Warrant Shares covered by such registration statement;

         (v) use its best efforts to register or qualify the Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Shareholder shall reasonably request, and do any and all other acts and things which may be
                  reasonably   necessary   or  advisable  to
                  enable the  Shareholder  to consummate the
                  sale in such jurisdictions of such shares;
                  provided  that the  Company  shall not for
                  any such  purpose be  required  to qualify
                  generally  to  do  business  as a  foreign
                  corporation in any jurisdiction wherein it
                  would not but for the requirements of this
                  paragraph   (v)  be  obligated  to  be  so
                  qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

         (vi) notify the Shareholder, at any time when a prospectus relating to the Warrant Shares covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Shareholder promptly prepare and furnish to the Shareholder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (vii) use its best efforts to cause all the Warrant Shares covered by such registration statement to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if there shall then be no such listing, to be accepted for quotation on NASDAQ;

         (viii) provide a transfer agent and registrar for the Warrant Shares covered by such registration statement not later than the effective date of such registration statement; and

         (ix) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Shareholder reasonably requests in order to expedite or facilitate the disposition of such shares.

                  (b) The Company shall take all  reasonable
actions necessary so as to enable the Shareholder to make sales of the Warrant Shares under Rule 144 (or any successor rule) under the Securities Act and in accordance with applicable laws, rules and regulations, the requirements of the Company's transfer agent(s), and the reasonable requirements of the broker through which the sales are proposed to be executed.

                  (c)  From  and  after  the  date  of  this
Agreement, the Company shall not, without the written consent of the Shareholder, enter into any agreement granting to any person or entity any registration rights that are more favorable than the registration rights granted to the Shareholder under this Note, unless the same rights are granted to the Shareholder.

                  10.4   Standstill.   In  the  event  of  a
registered public offering, the Shareholder will agree with the underwriters not to sell any Shares for up to 180 days following commencement of the offering if and only if the Shareholder has been offered the opportunity to participate in the offering and the underwriters have not reduced the number of shares that the Shareholder may sell.

                  10.5     Expenses.

                  (a)   The   Shareholder   shall   pay  all
out-of-pocket expenses incurred by the Company in connection with any registration of the Warrant Shares pursuant to
Section 10.1 including, without limitation, all registration and filing fees, printing expenses, underwriting discounts, commissions and expenses, fees and disbursements of the Company's legal counsel and accountants, transfer agents and registrars, and expenses incidental to any post-effective amendment to any such registration statement. For purposes of this Section 10.5, "out-of-pocket expenses" shall not include salaries of the Company employees or expenses attributable to the Company's corporate overhead.

                  (b) In  connection  with any  registration
pursuant to Section 10.2, the Company shall pay all registration and filing fees, underwriting discounts, commissions and expenses (other than those attributable to the Warrant Shares being sold by the Shareholder), printing expenses, fees and disbursements of the Company's legal counsel and accountants, transfer agents and registrars fees, and expenses incidental to any post-effective amendment to any such registration statement. The Shareholder shall pay all other out-of-pocket expenses attributable to the inclusion in the offering of the Warrant Shares being sold by it including, without limitation, registration and filing fees and underwriting discounts, commissions and expenses attributable thereto and fees and disbursements of the Shareholder's legal counsel and accountants.

                  10.6     Indemnification.

                  (a)  In  the  case  of  each  registration
effected by the Company pursuant to Section 10.1 or Section 10.2, the Company agrees to indemnify and hold harmless the Shareholder, each underwriter of the Warrant Shares so registered and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, which consent is not unreasonably withheld in light of all factors which are important to such indemnified party, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of the Warrant Shares, or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this paragraph (a) shall not (x) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Shareholder or such underwriter for use in connection with the preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement thereto, or (y) inure to the benefit of any underwriter or any person controlling such underwriter, if such underwriter failed to send or give a copy of the final prospectus to the person asserting the claim at or prior to the written confirmation of the sale of the Warrant Shares to such person and if the untrue statement or omission concerned had been corrected in such final prospectus. Notwithstanding the foregoing, the Company agrees to be subject to such indemnification and contribution provisions as the underwriters may reasonably request in connection with any underwritten offering and that to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with such offerings are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (b)  In  the  case  of  each  registration
effected by the Company pursuant to Section 10.1 or 10.2, the Shareholder and each underwriter of the Warrant Shares to be registered (each such party and such underwriters being referred to severally in this paragraph (b) as the "indemnifying party") shall agree in the same manner and to the same extent as set forth in paragraph (a) of this
Section 10.6 to indemnify and hold harmless the Company, each person who controls the Company, the directors of the Company and those of its officers who shall have signed any such registration statement, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereto or any preliminary prospectus or final prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such indemnifying party specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment or supplement thereto.

                  (c) Each  indemnified  party  shall,  with
reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained in this Section 10.6, notify the indemnifying party in writing of the commencement thereof. In case any such action shall be brought against any indemnified party and it shall so notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, the indemnifying party shall promptly pay as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party. The indemnity agreements in this Section
10.5 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

                  11. Cooperation,  Etc. The Company and the
Shareholder shall cooperate and use all efforts to take all action, and to do all things necessary, proper or advisable to consummate the sale of the Shares to the Company and to otherwise consummate and make effective the transactions contemplated by this Agreement, and shall refrain from taking any action that shall be inconsistent with, or contrary to, this Agreement. Each of the parties hereto shall cooperate and use all reasonable efforts to resist any attempts to impose any legal prohibition or restraint on the purchase and sale of the Shares in accordance herewith and, in the event thereof, to remove, vacate and/or reverse any such prohibition or restraint.

                  12.  Expenses.  The  Shareholder  shall be
responsible for any legal fees or other expenses incurred by the Shareholder in connection with the transactions contemplated by this Agreement. The Company shall be responsible for any legal fees or other expenses incurred by it in connection with the transactions contemplated by this Agreement including the fees due to the investment banking firm of Punk, Ziegel & Knoell ("Punk Ziegel") and the expenses of preparation, printing and mailing of the Company's proxy statement.

                  13.  Non-Disclosure.  The  Company and the
Shareholder acknowledge that disclosure concerning this Agreement is required by law, and agree that each party will have the opportunity to review the Company's proxy materials, the Company's 8-K (if any) and the Shareholder's Amendment to Schedule 13D with respect to this Agreement prior to the filing thereof. Except for such filings and except to the extent otherwise required by law, neither the Company nor the Shareholder shall make any disclosure of the terms hereof or the negotiations with respect hereto (other than to the parties hereto and their representatives and advisors) except pursuant to a press release which shall be approved by all of the parties hereto prior to the release thereof. The Shareholder (and their agents and advisors) shall not make any disparaging public statements with respect to the Company or any of its employees, and the Company (and its employees, agents and advisors) shall make no disparaging public statements concerning the Shareholder.

                  14.  Amendments;  Waivers.  This Agreement
shall not be modified, amended, altered or supplemented, nor shall any provision of this Agreement be waived, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

                  15.  Assignments; Successors.

                  (a)    Neither   the   Company   nor   the
Shareholder shall assign any of their rights or delegate any of their duties under this Agreement.

                  (b) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  16.  Specific  Performance  and Injunctive
Relief. The parties hereto agree that irreparable damage would occur in the event of the breach of any provision of this Agreement and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

                  17.   Notices.   All   notices  and  other
communications provided for hereunder shall be in writing (including telex and telecopy communication) and shall be sent by mail, telex, telecopier or hand delivery: (i) if to the Company, at its address at One Rotary Center, Suite 1111, Evanston, IL 60201, Attention: Patrick C. Sommers, or
(ii) if to the Shareholder, at 0312 Ridge Road, Aspen, Colorado 81611 [Mellon Private Asset Management, Boston Safe Deposit and Trust Company of California, 400 South Hope Street, Suite 400, Los Angeles, California 90071, attention Ms. M. Patricia Whiteley].

                  18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts executed in and to be performed in that State.

                  19.  Headings.  The  descriptive  headings
contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  20.  Counterparts.  This  Agreement may be
executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                              MEDICUS SYSTEMS CORPORATION


                              By  /s/  Patrick C. Sommers
                              ----------------------------
                                       Patrick C. Sommers,
                                       President and Chief
                                       Executive Officer


                              THE SHAREHOLDER


                              By  /s/  Richard C. Jelinek
                              ----------------------------
                                       Richard C. Jelinek

                             [By  /s/  Brenden Gilmore
                              ----------------------------
                                       Brenden Gilmore,
                                       as Trustee]

Punk, Ziegel & Knoell
520 Madison Avenue               555 Montgomery Street
New York, NY  10022              San Francisco, CA  94111
212.308.9494                     415.675.7960
Fax 212.308.2203                 Fax 415.675.7979


January 2, 1997

CONFIDENTIAL

The Special Committee of the Board of Directors
Medicus Systems Corporation
One Rotary Center,  Suite 1111
Evanston, IL  60201

Ladies and Gentlemen:

         You have requested our opinion as to the fairness, from a financial point of view, to Medicus Systems Corporation (the "Company") and to its shareholders, with the exception of Richard C. Jelinek, Chairman of the Board of Directors, of the consideration (as defined below) to be paid to Mr. Jelinek and the Boston Safe Deposit and Trust Company of California as trustee under Richard C. Jelinek Charitable Remainder Unitrust (the "Trust") pursuant to Stock Purchase and Warrant Agreements (the "Agreements") dated January 2, 1997, between the Company, Mr. Jelinek and the Trust. This letter confirms the oral opinion which we rendered to you on January 2, 1997 and, accordingly, is dated as of the deliverance of such oral opinion. Pursuant to the Agreements, the Company will acquire one million shares of Common Stock $.01 par value ("Common Stock") of Mr. Jelinek's total holdings of 1,837,900 shares of Common Stock of the Company; and repurchase all 500 shares of the Company's Voting Preferred Stock held by Mr. Jelinek and the Trust. You have advised us that the consideration for the above transaction (the "Transaction") reflected in the Agreements will consist of (i) $4.5 million in cash; (ii) $2 million in 8% Notes, and (iii) five year Stock Exchange and Subscription Warrants to purchase 400,000 shares of Common Stock. The terms of the foregoing Notes and Warrants are set forth in Exhibits to the Agreements. The foregoing consideration is referred to herein as the "Consideration."

         Punk, Ziegel & Knoell, as part of its investment banking services, is often engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and valuations for corporate and other purposes. We are familiar with the Company, having participated as a co-manager in its 1993 Common Stock offering, and we currently act as a market maker of the Company's Common Stock. We have not acted as a financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Agreements, and we will receive a fee for our services upon delivery of this opinion.

         Punk, Ziegel & Knoell regularly  publishes research
reports   regarding  the  healthcare   information   systems
industry and the business and securities of publicly-owned companies in that industry.

         In rendering our opinion, we have reviewed, among other things, the Agreements; the draft Proxy Statement dated as of January 2, 1997; Annual Reports to Stockholders on Form 10-K of the Company for the years ended May 31, 1996, 1995 and 1994; the draft Stock Purchase and Warrant Agreements dated as of January 2, 1997; certain interim reports to Stockholders on Form 10-Q of the Company; certain internal financial analyses and forecasts for the Company prepared by management of the Company; the pro forma financial impact of the Transaction on the Company's financial statements and a memorandum of the Company's counsel addressing certain legal issues relating to the Transaction. We also have held discussions with members of senior management of the Company regarding past and current business operations, financial condition and future prospects of the Company regarding the attainability of the projections that the management of the Company has furnished to us. In addition, we have reviewed the reported price and trading activity for the capital stock of the Company, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed recent transactions involving premiums paid in self-tender offers, performed a series of financial analyses to determine the fair value of the Company's Common Stock, reviewed the financial terms of certain recent business combinations in the healthcare information systems industry, reviewed the premiums attributable to voting rights in companies whose capitalization structure consists of two classes of stock, the terms of which are equal with the exception of voting rights; and reviewed the financial literature regarding premiums paid for super voting securities and performed such other studies and analyses as we considered appropriate.

         We have relied, without independent verification, upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. We have assumed that the information presents fairly in all material respects the financial position and results of operations of the Company for the periods set forth therein. Management of the Company has advised us that the internal projections provided to us reflect the best currently available judgment and estimates by them, and we have assumed, with your consent, that the results contemplated in such projections, will be realized in the amounts and at the times contemplated therein. We have not made an independent evaluation or appraisal of the assets and liabilities of the Company and we have not been furnished with any such evaluation or appraisal.

         Based upon and subject to the foregoing and based upon such other matters we consider relevant, it is our opinion that as of the date hereof, the Consideration to be paid to Mr. Jelinek and the Trust by the Company pursuant to the Agreements is fair from a financial point of view to the Company and its shareholders (except for Mr. Jelinek).



         Very truly yours,



         By /s/ Punk, Ziegel & Knoell
         ----------------------------
                Punk, Ziegel & Knoell

PROXY CARD                                        PROXY CARD

          PROXY MEDICUS SYSTEMS CORPORATION PROXY

               Annual Meeting, March 19, 1997

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Patrick C. Sommers and William G. Brown, each with full power of substitution, are hereby authorized to vote all shares of Common Stock of Medicus Systems Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Medicus Systems Corporation to be held on March 19, 1997, and at any adjournment thereof, as indicated herein.


         The shares represented by this proxy will be voted as directed herein, but if no direction is given, the shares will be voted FOR all nominees listed in Item 1, FOR the proposal set forth in Item 2 to approve the Company's 1996 C.E.O. Replacement Stock Option Plan, FOR the proposal set forth in Item 3 to approve the Company's 1996 C.E.O. Special Stock Option Plan, FOR the proposal set forth in Item 4 to approve the amendments to and restatement of the Company's 1989, 1991, 1993, 1993 Performance and 1994 Stock Option Plans, FOR the proposal set forth in Item 5 to approve the Company's 1997 Employee Stock Option and Restricted Stock Plan, and FOR the proposal set forth in Item 6 to approve agreements pursuant to which the Company would repurchase from Richard C. Jelinek an aggregate of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred Stock. This proxy can be revoked at any time before it is voted, either in person at the Annual Meeting, by written notice to the Secretary of the Company, or by delivery of a later-dated proxy.

                 PLEASE MARK THIS PROXY AND
 SIGN AND DATE IT ON THE REVERSE SIDE AND RETURN IT IN THE
                     ENCLOSED ENVELOPE

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING  MANNER USING DARK
INK ONLY:  The Board of  Directors  Recommends  a Vote "FOR"
Each of the Listed Proposals.

1.   Election of Directors  Nominees:  William G. Brown, Jon
     E.M.  Jacoby,  Richard C. Jelinek,  John P. Kunz,  Risa
     Lavizzo-Mourey, Patrick C. Sommers, Gail L. Warden

     FOR [] WITHOLD [] FOR ALL []
     (EXCEPT NOMINEES WITHIN BRACKETS)

2.   Approval of the 1996 C.E.O.  Replacement  Stock  Option
     Plan  described in the [GRAPHIC  OMITTED]  accompanying
     Proxy Statement

     FOR [] AGAINST [] ABSTAIN []

3. Approval of the 1996 C.E.O. Special Stock Option Plan described in the [GRAPHIC OMITTED] accompanying Proxy
     Statement

     FOR [] AGAINST [] ABSTAIN []

4.   Approval of the  amendments to and  restatement  of the
     Company's  1989,  1991,  [GRAPHIC  OMITTED] 1993,  1993
     Performance and 1994 Stock Option Plans as described in the accompanying Proxy Statement

     FOR [] AGAINST [] ABSTAIN []

5. Approval of the Company's 1997 Employee Stock Option and Restricted Stock [GRAPHIC OMITTED] Plan

     FOR [] AGAINST [] ABSTAIN []

6. Approval of the agreements pursuant to which the Company would repurchase [GRAPHIC OMITTED] from Richard
     C. Jelinek an aggregate of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred Stock. Dated:
     199 Signature(s)

     FOR [] AGAINST [] ABSTAIN []

DATED:             199
      -------------   -----
Signatures:
           ----------------

Please sign exactly as your names (or names) appears herein. Executors, administrators, trustees and other signing in representative capacity should indicate the capacity in which they sign. Where there is more than one owner, each should sign.

                          APPENDIX

     A) This graph displays cumulative shareholder return with the dollar amount on the Y axis and the time period on the X axis.